                                                                   EXHIBIT 10.29

          License and Services Agreement ("Agreement") is made and entered into as of August 12, 1998, by and between Ticketmaster Corporation, an Illinois corporation ("TM Corp"); Ticketmaster Multimedia Holdings, Inc., a Delaware corporation ("TMOL") and USA Networks, Inc. ("USAi").
          ----------------------------------------------------------

                            Introduction
                            ------------

          The parties have entered into an Agreement and Plan of Reorganization ("Reorganization Agreement") of even date herewith under which TMOL became a wholly-owned subsidiary of CitySearch, Inc. ("CitySearch"). TMOL was, immediately prior to the effective date of the merger consummated pursuant to the Reorganization Agreement, a wholly-owned subsidiary of TM Corp, serving as Online (as defined below) distribution agent for TM Corp and, upon effectiveness of the merger, remains an indirect subsidiary of TM Corp.

          As part of the transaction described in the Reorganization Agreement and pursuant to this Agreement, Ticketmaster Companies are formally designating TMOL as their exclusive agent for Online distribution of TM Tickets serving TM Corp's Client Venues and are granting to TMOL the right to use the "Ticketmaster" logos and related trademark and service mark rights in connection with the online sales of tickets and merchandise.

          In consideration of the foregoing premises and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              ARTICLE I

                             DEFINITIONS

          1.1  Definitions.  The following terms shall have the meanings set
               -----------
forth below for all purposes under this Agreement.

          "Affiliate" of an entity means (i) any entity controlled by, controlling, or under common control with such first entity, where "control" means ownership, either direct or indirect, of more than 50% of the equity interest entitled to vote for the election of directors or equivalent governing body and/or (ii) any entity of which such first entity has possession, either direct or indirect, of the power to direct or cause the direction of management and policies of the second entity through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, neither TMOL, CitySearch nor either of their majority-owned subsidiaries will be considered to be an Affiliate of TM Corp or any of the Ticketmaster Companies for the purposes of this Agreement.

_____________________________
     [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          "Client Venue Agreement" means a contract, agreement or arrangement for the distribution of tickets on behalf of a Venue to which any Ticketmaster Company is a party.

          "Client Venues" means Venues which are parties to Client Venue Agreements.

          "Confidential Information" means any information disclosed by one party to the other pursuant to this Agreement, either orally or in writing, which is designated "Confidential," "Proprietary" or in some similar manner.

          "Consumers" means parties buying Tickets or Merchandise.

          "Fees" means any fees or charges (including without limitation convenience charges, shipping and handling charges, TMOL Inside Charges, license fees and sales and use taxes) payable to a Ticketmaster Company in respect of Online Ticket sales.

          "Merchandise" means goods or services other than tickets.

          "Online" means electronic interactive services that are available via public or private computer networks such as the Internet (e.g. the World Wide
Web), proprietary online services such as America Online and hybrid Internet services such as WebTV and @Home. In the event that other electronic interactive services emerge that would facilitate the sale of Tickets, the parties pledge to make a good faith effort to integrate those services into this Agreement, where appropriate. "Online" does not mean media such as non-interactive cable television, satellite television, broadcast television, or the like. The parties acknowledge that this definition also does not include voice-to-voice or VRU based telephone services, kiosks dedicated exclusively to ticket sales or retail ticket outlets.

          "Online Ticketing and Sales" means the portion of any sale or attempted sale of Tickets or Merchandise by Online means during which (a) the Consumer provides specific transaction information such as quantity and type of Tickets or Merchandise requested for purchase; (b) Inventory Data is accessed, utilized, manipulated or displayed; (c) the Consumer provides personal data such as name, billing and shipping address, and credit card or other payment information; (d) the Consumer becomes bound to the purchase of the Tickets or Merchandise; or (e) steps in an attempted or completed purchase and sale transaction occur that are substantially equivalent to any of (a) through (d).

          "Online Promotion" means the portion of any sale, attempted sale or promotion of Tickets or Merchandise by Online means which does not constitute Online Ticketing and Sales.

          "Territory" means the United States, Canada and the United Kingdom, their territories and possessions.

          "Ticket" means tickets or reservations for individual (not group or season) sale to the general public for any event or attraction, that may be sold, distributed or promoted under a Trademark, excluding only travel and lodging, for which a convenience charge has been received and retained, not sold at a box office for the Client Venue.

          "ticketmaster.com" means all Web sites and pages located at the domain name ticketmaster.com or any subdomains thereof and successors consistent with the definition of Online.

          "Ticketmaster Companies" means USAi, Ticketmaster Group, Inc., TM Corp, and all their respective Affiliates, whether existing now or in the future, other than CitySearch or TMOL or any of the majority-owned subsidiaries of CitySearch or TMOL.

          "TM Data" means the database maintained by TM Corp or its subsidiaries containing, among other things, publicly available data regarding Client Venues ("Venue Data"); confidential data regarding Consumer Online sales, demographic and other data relating to Online sales ("Consumer Data"); publicly available data regarding performances, events and attractions ("Event Data"); publicly available data regarding TM Merchandise ("Merchandise Data"); and confidential data regarding inventories of Tickets for Client Venues or TM Merchandise ("Inventory Data").

          "TM Domain Names" means the domain names listed on Exhibit F.

          "TM Merchandise" means any goods or services that TM Corp or its subsidiaries may sell or have the right to sell to Consumers in any manner, including without limitation through Online distribution.

          "TM Ticket" means any Ticket that any Ticketmaster Company may sell or provide to Consumers pursuant to a Client Venue Agreement.

          "TMOL Inside Charges" means per Ticket during any year the "Online Percentage" of the excess of inside charge per Ticket in such year over the inside charge per Ticket in 1998 escalating at 5% per year thereafter where (i) the inside charge per Ticket is determined for this clause only based on telephone, box office, Online and outlet Ticket sales and (ii) "Online Percentage" is the number of TM Tickets sold Online as a percentage of total TM Tickets sold for such year.

          "Trademarks" means the marks identified in Exhibit D incorporating the word "Ticketmaster," and any other logos, trademarks, service marks, and the like incorporating the word "Ticketmaster" that the Ticketmaster Companies may adopt from time to time using the Ticketmaster name in connection with the distribution of Tickets.

          "Venues" means entities that own or control the sale of Tickets.

          1.2  Interpretations.  Except as otherwise expressly provided in this
               ---------------
Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting;
(iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; (vi) a reference to generally accepted accounting principles refers to United States generally accepted accounting principles; and (vii) a reference in this Agreement to an Article, Section, Annex, Exhibit or Schedule is to the Article, Section, Annex, Exhibit or Schedule of this Agreement.

                             ARTICLE II

                           LICENSE, AGENCY

          2.1 Licenses; Agencies. Subject to the continued compliance by TMOL
              ------------------
with all of the material terms and conditions of this Agreement:

          (a) Trademark License. TM Corp, on behalf of Ticketmaster Companies,
              -----------------
hereby grants to TMOL as follows:

              (i) the exclusive, perpetual, irrevocable, worldwide right to use the Trademarks to designate the source or origin of TM Tickets in connection with Online Ticketing and Sale of TM Tickets;

              (ii) the exclusive, perpetual, irrevocable right to use the Trademarks to designate the source or origin of TM Merchandise in connection with the Online Ticketing and Sale of TM Merchandise to shipping addresses within the Territory;

              (iii) the non-exclusive, perpetual, irrevocable right to use the Trademarks to designate the source or origin of TM Merchandise in connection with the Online Ticketing and Sale of TM Merchandise to shipping addresses outside the Territory;

              (iv) the non-exclusive, perpetual, irrevocable, worldwide right to use the Trademarks in connection with Online Promotion of TM Tickets and TM Merchandise, including without limitation the right to display the Trademarks on Web sites of TMOL and the right to use the Trademarks on promotional and advertising materials in connection with Online Ticketing and Sale and Online Promotion of TM Tickets and TM Merchandise; and

              (v) the exclusive, perpetual, irrevocable right to use the TM Domain Names.

          (b) Use of TM Data.  TM Corp, on behalf of Ticketmaster Companies,
              --------------
hereby grants to TMOL the exclusive (to the extent set forth below in subparagraph (v)), worldwide, perpetual, irrevocable license to use the TM Data in connection with the operation of the TMOL business as follows:

              (i) Inventory Data is confidential and may be used by TMOL solely in connection with Online Ticketing and Sales to individual Consumers, and may not otherwise be used by TMOL. In particular, TMOL may not on its own behalf systematically access, or permit any third party systematically to access, the Inventory Data in order to view or duplicate any portion of the Inventory Data database other than as necessary in connection with individual bona fide Online Ticketing and Sales.

              (ii) Consumer Data is confidential and may be used by TMOL solely in connection with bona fide Online Ticketing and Sales, advertising, direct mail and Online Promotion conducted by TMOL on its own behalf.

              (iii) Except as required pursuant to Client Venue Agreements and the Agreements listed on Exhibit G, Venue, Event and Merchandise Data may be used by TMOL on its own behalf but not licensed, sold or leased to third parties. TMOL may use such Venue, Event and Merchandise Data solely in connection with use of one or more appropriate Trademarks branding the web page, display or advertisement in which such Venue, Event and Merchandise Data is used or otherwise in connection with the proximate use of one or more appropriate Trademarks.

              (iv)  The restrictions contained in subparagraphs (i) through
     (iii) above shall not apply to the extent that any TM Data that becomes known to TMOL from a source other than TM Corp or its Affiliate and is subject to less restrictive usage requirements.

              (v) Except as may be provided for in any Client Venue Agreements or any agreements to which the Ticketmaster Companies are party as of the date hereof that are listed in Exhibit G, the Ticketmaster Companies shall not authorize any third party to use TM Data Online.

          (c) TM Tickets.  TM Corp, on behalf of Ticketmaster Companies, hereby
              ----------
appoints TMOL as worldwide, exclusive, perpetual agent for the Online Ticketing and Sale and Online Promotion of TM Tickets in accordance with the terms of the Client Venue Agreements. Except as required under this Agreement, TM Corp agrees on behalf of Ticketmaster Companies that Ticketmaster Companies shall not engage in Online Ticketing and Sale and Online Promotion of TM Tickets, or grant to any other party the right to engage in such actions, or use the Trademarks in connection with such actions or cooperate with in any way or grant to any other party the right to use the Trademarks in connection with Online Ticketing and Sale and Online Promotion of TM Tickets. In the case of any country in which there is a Client Venue for which TM Corp or an Affiliate has acquired rights to conduct Online Ticketing and Sales and Online Promotion of TM Tickets for such Client Venue, upon the request of TM Corp, TMOL shall use commercially reasonable efforts to develop a Web site or similar Online content, as TM Corp may request, enabling the Online Ticketing and Sale of TM Tickets in a form and language appropriate to such country.

          (d) Merchandise.  TM Corp, on behalf of Ticketmaster Companies, hereby
              -----------
appoints TMOL as non-exclusive, worldwide agent for the Online Ticketing and Sale and Online Promotion of TM Merchandise. TMOL may sell Other Merchandise, subject to Sections 2.2. TM Corp agrees on behalf of Ticketmaster Companies that Ticketmaster Companies shall not grant to any other party the right to serve as agent for, or cooperate with in any way or grant to any other party the right to use the Trademarks in connection with, the Online Ticketing and Sale of TM Merchandise for shipping addresses in the Territory.

          2.2  Other Agreements.  TMOL's rights under Section 2.1 and this
               ----------------
Agreement are subordinated and subject to any rights retained by such Client Venues under any Client Venue Agreement, and subordinated and subject to all other agreements to which the Ticketmaster Companies are subject as of the date hereof that are listed in Exhibit G. TMOL shall not breach the terms and provisions of any Client Venue Agreements or other agreements to which the Ticketmaster Companies are party provided or made available to TMOL by the Ticketmaster Companies that are applicable to TMOL's activities under this Agreement, nor breach the terms or provisions of such agreements about which TM Corp has given TMOL notice; provided, however, that TMOL will not be deemed in breach of this provision unless such breach remains uncured for the cure period in the underlying contract provided that TM Corp gives notice to TMOL (including notice of the relevant cure period) thereof describing such breach and the relevant contract terms.

          2.3  TMOL Marketing Partners and Affiliates.  Subject to the consent
               --------------------------------------
of TM Corp, which consent shall not be unreasonably withheld, TMOL may sublicense the rights granted above and appoint distribution agents to perform Online Ticketing and Sale and Online Promotion of TM Tickets and TM Merchandise to any TMOL business associates operating city guide Web sites and approved by TM Corp, in connection with the operation of such sites. Any such sublicense or distribution arrangement shall be on terms approved by TM Corp, whose approval shall not be unreasonably withheld. TMOL may also allow any TMOL Affiliate agreeing to comply with the terms of this Agreement to exercise any right hereunder.

                                  ARTICLE III

                        MARKETING AND USE OF TRADEMARKS

          3.1  ticketmaster.com.  At all times during the term of this
               ----------------
Agreement, TMOL shall conduct Online Ticketing and Sales solely by means of the ticketmaster.com domain or subdomains thereof, including ticketing.ticketmaster.com, or in the case of Consumers making use of Online communications not part of the World Wide Web, such as America Online and other proprietary Online services, solely by means of technology authorized by TM Corp, which authorization shall not be unreasonably withheld. Without limiting
Article II, TMOL may conduct Online Promotion by means of ticketmaster.com and subdomains thereof. TMOL shall consult with TM Corp regarding Online Promotion by other Online means. TMOL shall perform any Online Promotion by other Online means in good faith, and subject to Section 2.2.

          3.2  TMOL Sponsorships.  TMOL shall comply with the trademark use
               -----------------
guidelines in Exhibit C regarding sponsorships, advertising or promotions arranged and sold by TMOL to third parties involving ticketmaster.com. Any use not allowed by such guidelines will be subject to the prior approval of TM Corp, which will not be unreasonably delayed or withheld. TM Corp and TMOL will develop a working relationship for daily review of the content of ticketmaster.com for uses requiring prior approval.

          3.3  Compliance with Laws.  Each party shall comply with all
               --------------------
applicable laws, statutes and regulations with respect to such parties' obligations under this Agreement.

          3.4  Ownership.  TMOL acknowledges and admits the validity of the
               ---------
Trademarks and covenants that it will not directly or indirectly contest the validity of the Trademarks or the right and title of TM Corp therein and thereto. All uses to be made by TMOL or its permitted sublicensees, if any, of the Trademarks shall inure to the benefit of TM Corp. TMOL and its permitted sublicensees, if any, shall acquire no right, title or interest in the Trademarks or any goodwill associated therewith apart from the rights granted to TMOL herein. This Agreement shall not affect TM Corp's right to enjoin or obtain relief against any acts by third parties of trademark infringement or unfair competition. At the request of TM Corp, TMOL shall, and shall cause any of its permitted sublicensees to, execute and deliver any and all documents necessary to enter TMOL or its permitted sublicensees thereof as registered users of the Trademarks in each country of use to the extent required by applicable law.

          3.5  Quality Control.  All uses by TMOL of the Trademarks shall meet
               ---------------
commercially reasonable standards of quality, which includes but is not limited to the quality of the services and products heretofore distributed or provided by TM Corp, or shall meet such other reasonable standards and specifications as may be set by TM Corp and communicated to TMOL from time to time, including but not limited to any fair practices requirements that TM Corp may reasonably promulgate, such as prohibitions on brokering, scalping and unauthorized release of Tickets, and similar requirements appropriate to the Online environment.
Upon TM Corp's request from time to time, TMOL shall provide to TM Corp representative samples of its uses of the Trademarks or permit TM Corp to inspect TMOL's places of business where the Trademarks are used.

          3.6  Maintenance and Protection of Trademarks.
               ----------------------------------------

          (a)  Maintenance of Trademarks.  TM Corp shall use commercially
               -------------------------
reasonable efforts to maintain all registrations and prosecute all applications for registration in the Trademarks. TM Corp shall include, to the extent legally permissible and commercially reasonable, Online Ticketing and Sale of TM Tickets and TM Merchandise in connection with any descriptions of use in any applications to be filed for trademark registrations. At TM Corp's reasonable request, TMOL, at TMOL's expense, shall furnish evidence of use as may be reasonably required for such maintenance, and shall execute all documents as TM Corp reasonably requests in order to maintain a registration or establish or maintain TM Corp's ownership of the Trademarks.

          (b)  Trademark Legends.  TMOL shall use any trademark notice that TM
               -----------------
Corp deems advisable. In connection herewith, TMOL may use the encircled R ("(R)"), service mark ("?") or trademark ("") designations, as appropriate, the first and most prominent time each Trademark is used, and may use the following legend:

          "[Trademark(s)] [is a/are] [federally-] [registered trademark(s)] owned by Ticketmaster Corporation and [is/are] used under license."

          (c)  Infringement. Each party will notify the other party of any and
               ------------
all infringements, imitations or illegal uses of the Trademarks that come to such party's attention. TM Corp shall have the right, and to the extent commercially reasonable, the obligation, to prosecute, defend and conduct, at the expense of the party on whose behalf such actions are being taken, all proceedings or actions involving the Trademarks and to take any actions that it may deem proper or necessary for the protection of the Trademarks. Upon TM Corp's request, TMOL and its permitted sublicensees, if any, shall cooperate fully with TM Corp in connection with any such actions. The proceeds, if any, of any such actions shall be paid to the party at whose expense such actions were taken. TMOL shall have no right to prosecute, defend or conduct any such proceedings or actions.

          3.7  Reservation of Rights.  TM Corp hereby reserves all rights,
               ---------------------
including title, to trademarks, domain names, URLs and data not expressly granted in this Agreement and the right to continue to use as E-mail addresses @ticketmaster.com.

                                  ARTICLE IV

                                   SERVICES

          4.1  TM Corp Services.  TM Corp shall provide the following services:
               ----------------

          (a)  Ticket and Merchandise Fulfillment Services. TM Corp, directly or
               -------------------------------------------
through any Ticketmaster Company, shall provide the services described in Exhibit A to TMOL, with no less than the same level of service generally as currently provided by TM Corp to TMOL for Online Ticketing and Sales and Online Promotion (subject to appropriate adjustments for changes in market conditions).

          (b)  Other Merchandise Fulfillment.  One or more of the Affiliates of
               -----------------------------
TM Corp, to be designated by TM Corp (the "TM Fulfillment Entity"), shall provide to TMOL services for the fulfillment of orders for Merchandise other than TM Merchandise sold through the TMOL City Guide Web sites or other Web sites to be operated or owned by TMOL ("Other Merchandise"). TMOL will reimburse TM Corp for the direct cost of the Other Merchandise and pay to TM Corp a fee at competitive prices. TMOL shall reimburse TM Corp or the TM Fulfillment Entity for actual direct expenses relating to these services.

          4.2  TMOL Services.  TMOL agrees to act as the Ticketmaster Companies'
               -------------
agent for Online distribution of Tickets, and in connection with such agreement to promote the Online sale of Tickets.

          4.3  Exclusivity.  Subject to TM Corp's performance of its obligations
               -----------
under Sections 4.1.(a) and 4.1(b), TMOL shall not use any party other than the TM Fulfillment Entity to provide services to TMOL for the fulfillment of orders for TM Merchandise and Tickets. Provided that the TM Fulfillment Entity's fees, aggregate terms, and quality of service for fulfillment of orders for Other Merchandise are no worse than those available from third parties, TMOL shall not use any party other than the TM Fulfillment Entity to provide services to TMOL for the fulfillment of orders for Other Merchandise.

          4.4  TM Database Services.  TM Corp shall make the TM Data available
               --------------------
for TMOL in the same manner TM Corp currently provides such TM Data to TMOL. TM Corp will use commercially reasonable efforts to provide other data base services requested by TMOL, such as data mining of the TM Data and data warehousing, on mutually acceptable terms and conditions, at TMOL's expense at reasonable rates.

                                   ARTICLE V

                             REVENUES AND PAYMENTS

          5.1  Revenue Recognition.  The parties agree that Fees are intended to
               -------------------
be recognizable revenue of TMOL. If this Article does not accomplish the intended purposes, the parties will negotiate in good faith to make appropriate revisions to achieve the intended purpose.

          5.2  Payment of Fees. TM Corp shall pay to TMOL all Fees collected by
               ---------------
TM Corp or any Ticketmaster Company during such week for all sales from Monday through Sunday for a given week, on the subsequent Friday, in respect of Online Ticket sales less (i) all Client Venues' share of such Fees, (ii) royalties to TM Corp in respect of such Fees on an average basis, and (iii) reimbursement for direct expenses in respect of Online Ticket sales for the services as provided in Section 5.3.

          5.3  Expenses.  TM Corp shall provide TMOL monthly invoices showing
               --------
direct expenses according to the Expense Guidelines set forth in Exhibit B. TMOL shall reimburse TM Corp (or the appropriate Ticketmaster Company described in Section 4.1(a) or the TM Fulfillment Entity described in Section 4.1(b)) for such expenses not previously reimbursed, no later than 15 days after receipt of such invoice; provided, however, that in no event shall TMOL be obligated to pay expenses under this Section 5.3 in excess of Fees received under Section 5.2.

          5.4  Royalties. Royalties for the purposes of Section 5.2 shall equal
               ---------
[*]% of "Profit," where Profit for any period means Fees payable to TMOL under
Section 5.2 (including without limitation convenience charges with respect to Ticket sales and shipping and handling revenue related to Tickets) minus all direct expenses related to Ticket sales (including without limitation all direct expenses such as third party royalties, direct operations costs for operation and maintenance of TM Corp's gateway servers and communications links from TM Corp's database to TMOL's Web servers, data line costs, the reasonable costs of creating, maintaining, operating and upgrading (other than costs that are capitalized in accordance with generally accepted accounting procedures) the ticketmaster.com Web site, costs associated with lost Tickets, secondary commissions, credit card and other payment processing expense, credit card charge-backs, shipping and handling costs for TM Ticket sales, sales and use taxes, and refunds payable under Section 5.5) incurred by TMOL, including


_____________________________
     [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

without limitation those expenses reimbursed to TM Corp under Section 5.3. The parties acknowledge that such royalties will be deductible expenses of TMOL.

          5.5  Returns and Refunds.  TMOL shall return to TM Corp any amount
               -------------------
received in respect of tickets that subsequently are refunded or for which TM Corp does not receive a convenience charge. TM Corp will have the right to offset from its remittances of Fees any amounts due Consumers for return of tickets and any amounts due TM Corp or its Client Venues, including charge-backs.

          5.6  Quarterly True-Up.  At the end of each calendar quarter, TM Corp
               -----------------
will calculate all amounts estimated for the purposes of Sections 5.2, 5.3 and
5.4 including the actual cost incurred of providing to TMOL the services eligible for reimbursement and royalties due TM Corp, and the parties shall, within 30 days, true-up any differences between actual costs and allocations. Royalties and expenses estimated for the purposes of Sections 5.2, 5.3 and 5.4 shall be estimated at no more than the actual amounts on a per ticket basis for the prior quarter.

          5.7  Audits. Each party shall deliver, along with its payments due
               ------
under this Article V, a report showing in reasonable detail the basis for such payment. Each party shall keep and maintain complete and accurate records of the transactions underlying the reports to be furnished hereunder, and shall allow the other party's representative (a third party certified public accountant), during office hours and at reasonable intervals, to inspect and make extracts or copies of such records solely for the purpose of ascertaining the correctness of such statements, at the expense of the party conducting such inspection.

                                  ARTICLE VI

                         SPONSORSHIPS AND ADVERTISING

          6.1  Advertising.  Subject to the terms of this Article VI, TM Corp
               -----------
may arrange advertising for TMOL Web sites, to be sold in a bundle with other advertising sold by TM Corp. TMOL shall provide TM Corp the opportunity to solicit sales of advertising on terms no less favorable than those it provides to other agencies soliciting advertising in similar quantity and quality. TMOL shall accommodate any advertising agreements of TM Corp existing as of the effective date of this Agreement that are listed on Exhibit E.

          6.2  TM Corp Sponsors.  As to credit card, shipping and handling,
               ----------------
technology and telephone sponsors at TM Corp, TM Corp shall use commercially reasonable efforts to cause such sponsorship arrangements to include Online advertising on ticketmaster.com. If such sponsorship arrangements include advertising on ticketmaster.com, TM Corp shall pay to TMOL a reasonable allocation of sponsorship revenue, consistent with previous methods of allocation in Exhibit E but subject to changes in market conditions, after deduction of a reasonable allocation of costs and rebates, if any, made to Client Venues and any direct costs associated with the production of such revenue. Exhibit E describes such allocation with respect to any sponsorship agreements of TM Corp existing as of the effective date of this Agreement. TM Corp shall keep TMOL apprised of all actual or anticipated sponsorships arranged or being sought by TM Corp.

                                  ARTICLE VII

                      ONLINE RIGHTS AND VENUE AGREEMENTS

          7.1  Online Distribution Rights.   In the event any Ticketmaster
               --------------------------
Company assigns, transfers, or otherwise encumbers any rights of a Ticketmaster Company to generate Fees or permits the transfer of control of any Ticketmaster Company (by merger, consolidation, sales of equity interests or assets, or any other means) (a) the Ticketmaster Companies shall obtain from the assignee or transferee for the benefit of TMOL terms no less favorable than those granted by the Ticketmaster Companies to TMOL under this Agreement, or the Ticketmaster Companies shall otherwise provide TMOL substantially equivalent economic benefits on an ongoing basis and (b) the parties agree to negotiate in good faith alternative arrangements to give full effect to TMOL's rights and obligations hereunder.

          7.2  Client Venue Agreements.  TM Corp shall use reasonable best
               -----------------------
efforts to ensure that, under each Client Venue Agreement entered into or renewed after the effective date of the Agreement, TM Corp will maintain the Online distribution rights in a manner that TMOL can enjoy the benefits of this Agreement. TM Corp shall use reasonable best efforts to enter into or renew Client Venue Agreements on or after the effective date of this Agreement on terms (including with respect to charges constituting Fees) no less favorable to TMOL than the terms pertaining to Ticket distribution conducted by telephone. Notwithstanding the foregoing, TM Corp may in lieu of the requirements of this provision provide TMOL the economic equivalent of the inclusion of such rights.

                                 ARTICLE VIII

                                NON-COMPETITION

          8.1 In consideration for the exclusive arrangements of this Agreement, (a) TMOL shall not enter into any arrangements with any Venues, and Ticket sales agents or sellers of Tickets other than Ticketmaster Companies to provide Online promotion or sales of Tickets during the term of the Agreement; and (b) USAi, on behalf of Ticketmaster Companies, agrees that, except to perform their obligations under this Agreement, Ticketmaster Companies shall not engage in, enter into any arrangements or cooperate with any third party for Online Ticketing and Sales or Online Promotion of TM Tickets. Nothing in this Agreement shall be construed to prevent the TMOL CitySearch Web sites from incorporating links to a Web site owned or operated by a Venue (other than a Client Venue, a Ticket sales agent or a reseller of Tickets) through which Online promotion and sales of the Tickets of such Venue occur, provided that TM Corp reasonably does not deem such Venue to be a material part of the potential market for TM Corp's ticketing or other services to Venues in the locality of such Venue.

                                  ARTICLE IX

                  REPRESENTATIONS AND WARRANTIES; INDEMNITIES

          9.1  TM Corp Representations and Warranties.  TM Corp hereby
               --------------------------------------
represents and warrants that:

          (i) TM Corp has the right to enter into this Agreement and to grant the rights being granted under this Agreement and has granted no rights that would prohibit or materially interfere with the rights granted or agreements made under this Agreement; and

          (ii) The Ticketmaster Companies hold a valid trademark registration in the word mark "TICKETMASTER" for use in connection with the respective goods and services in each of the countries listed in Exhibit D with status "Registered" for such word mark; as to all other Trademarks, except to an extent that would not have a material adverse effect on TMOL's rights under this Agreement, and except in connection with Trademarks identified in Exhibit D with status other than "Registered," the Ticketmaster Companies hold a valid trademark registration in such Trademarks for use in connection with the respective goods and services, in each case in the country listed in Exhibit D pertaining to such Trademark.

          9.2  Copyright and Trade Secret Indemnities.  Each party will be
               --------------------------------------
performing its obligations under this Agreement using certain technology in connection with Online Ticketing and Sales and Online Promotion ("Technology"). Each party shall defend or settle any third party claim, proceeding or suit ("Claim") brought against the other party to the extent such Claim alleges infringement of any copyright or trade secret in the Territory which infringement arises from use of the Technology in connection with Online Ticket distribution.

          9.3  Indemnity.  Each party shall indemnify and hold harmless the
               ---------
other party against any and all Claims, losses, liabilities, and expenses arising out of any breach by such party of Article II or Article III of this Agreement.

          9.4  Limitations.  Neither party will have any obligations for Claims
               -----------
under this Article IX unless (a) the indemnified party notifies the indemnifying party promptly in writing of the Claim, (b) the indemnified party gives the indemnifying party sole control over the defense and settlement of such Claim, and (c) the indemnified party gives the indemnifying party full information and assistance to defend or settle such Claim. The foregoing states the entire liability and obligations of each party, and the sole remedy of each party, with respect to any alleged infringement of patents, copyrights, or trade secrets with respect to the Technology.

                                   ARTICLE X

                                CONFIDENTIALITY

          10.1 Confidentiality.  Each party shall treat as confidential all
               ---------------
Confidential Information of the other party, shall not use such Confidential Information except in connection with performing its obligations and exercising its rights under this Agreement and shall not disclose such Confidential Information to any third party. This Section 10.1 will not apply to any Confidential Information which is or becomes generally known and available in the public domain through no fault of the receiver.

                                  ARTICLE XI

                             TERM AND TERMINATION

          11.1 Term.  This Agreement will commence on the Effective Time, as
               ----
such term is defined in the Reorganization Agreement and continue perpetually unless and until terminated as set forth below.

          11.2 No Injunctive Relief.  Notwithstanding anything to the contrary
               --------------------
herein, no breach of this Agreement will entitle any party to terminate or rescind this Agreement, or entitle TM Corp or Ticketmaster Companies to injunctive or other equitable relief to terminate the licenses in this Agreement. However, TMOL may terminate the provisions of Sections 4.1 and 4.3 regarding fulfillment services in the event of a material breach by TM Corp of
Section 4.1 that is uncured after 60 days written notice thereof to TM Corp.

          11.3 Effect of Termination.  The rights and obligations of the parties
               ---------------------
under Article X will survive any termination of this Agreement.

                                  ARTICLE XII

                              GENERAL PROVISIONS

          12.1 Amendment. Subject to applicable law, this Agreement may be
               ---------
amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of each party; however, prior to an initial public offering of TMOL, this Agreement may not be modified without the approval of a majority of the City Directors (as defined in the Reorganization Agreement).

          12.2 Extension; Waiver.  Any party hereto may, to the extent legally
               -----------------
allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement will not constitute a waiver of such right.

          12.3 Notices.  All notices and other communications hereunder must be
               -------
in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

          (a)  if to TMOL, to:



               c/o CitySearch, Inc.
               790 East Colorado Boulevard
               Suite 200
               Pasadena, CA  91101
               Attention: Doug McPherson
               Telephone No.: (626) 660-2510
               Facsimile No.: (626) 405-9929

               with a copy to:

               Wilson Sonsini Goodrich & Rosati, P.C.
               650 Page Mill Road
               Palo Alto, California  94304
               Attention: Larry W. Sonsini
                          John T. Sheridan
                          Marty Korman
               Telephone No.:  (650) 493-9300
               Facsimile No.:  (650) 493-6811

          (b)  if to TM Corp, or any Ticketmaster Company, to:

               Ticketmaster Group, Inc.
               8800 Sunset Boulevard
               West Hollywood, CA  90069
               Attention:  General Counsel
               Telephone No.:  (310) 360-6000
               Facsimile No.:  (310) 360-6509

               USA Network, Inc.
               152 West 57th Street
               New York, NY  10019
               Attention: General Counsel
               Telephone No.:  (212) 314-7322
               Facsimile No.:  (212) 314-7329

               with a copy to:

               Howard, Smith & Levin LLP
               1330 Avenue of the Americas
               New York, New York  10019
               Attention:  Scott F. Smith
               Telephone No.:  (212) 841-1000
               Facsimile No.:  (212) 841-1010

          12.4 Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          12.5 Entire Agreement; Third Party Beneficiaries.  This Agreement, its
               -------------------------------------------
Exhibits, and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, or such other documents that may be entered into by the parties referring to this Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          12.6 Severability.  In the event that any provision of this Agreement
               ------------
or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          12.7 Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the jurisdiction of any state or federal court within the Central District of California in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

          12.8  Rules of Construction.  The parties hereto agree that they have
                ---------------------
been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

          12.9  Assignment. No party may assign either this Agreement or any of
                ----------
its rights, interests, or obligations hereunder without the prior written approval of the other parties. Notwithstanding the above, (a) TM Corp may assign all of its rights and obligations under this Agreement to any entity that is a controlled subsidiary of TM Corp, provided such party agrees in writing to be bound to the terms of this Agreement; and (b) TMOL may assign all of its rights and obligations under this Agreement to any entity that acquires control of TMOL by means of a sale or merger of TMOL or a sale of all or substantially all of TMOL's assets, provided such entity agrees in writing to be bound to the terms of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          12.10 Effectiveness.   This Agreement shall become effective upon the
                -------------
consummation of the Merger contemplated by the Reorganization Agreement. Prior to that time, this Agreement shall have no force and effect. In the event the Reorganization Agreement terminates, this Agreement shall be null and void, and of no further force and effect.

          12.11 USAi Undertaking.  USAi and TM Corp shall cause Ticketmaster
                ----------------
Companies to comply with all obligations of this Agreement.

                                    * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                              TICKETMASTER MULTIMEDIA HOLDINGS, INC.


                              By: /s/ Eugene L. Cobuzzi
                                 --------------------------------------

                              Name: Eugene L. Cobuzzi
                                   ------------------------------------

                              Title:       E.V.P.
                                    -----------------------------------


                              TICKETMASTER CORPORATION


                              By: /s/ Eugene L. Cobuzzi
                                 --------------------------------------

                              Name: Eugene L. Cobuzzi
                                  ------------------------------------

                              Title:  C.O.O.
                                   -----------------------------------


                              USA NETWORKS, INC.

                              By:   /s/ Thomas J. Kuhn
                                --------------------------------------

                              Name:    Thomas J. Kuhn
                                   ------------------------------------

                                     Senior Vice President and General
                              Title:   Counsel
                                    -----------------------------------


ACKNOWLEDGED AND AGREED:

CITYSEARCH, INC.

By:  /s/ Thomas H. Layton
   ------------------------

Name:  Thomas H. Layton
     ----------------------

Title:  President
      ---------------------

                  * * * LICENSE AND SERVICES AGREEMENT * * *

                             EXHIBIT A - SERVICES

TM Corp will provide the following services, providing the same level of service generally as currently provided (subject to appropriate adjustments for changes in market conditions):

 .    all order processing, payment processing, and fulfillment services for TM
     Merchandise and TM Tickets following Online Ticketing and Sale, including shipping and handling

 .    consumer service inquiries

 .    merchandising services for entertainment-related TM Merchandise (Concert,
     Sports, Theater, Family and Fine Arts) that TMOL sells

 .    collection of all proceeds of TM Ticket sales and remittance by TM Corp to
     Client Venues

 .    collection of all Fees and remittance by TM Corp to TMOL of such amounts as are due pursuant to this Agreement

 .    collection and remittance of merchandising revenue for TM Merchandise access to TM Data necessary to engage in Online Ticketing and Sale and Online Promotion, meeting at least the following performance standards:

     . 7 days per week, approximately, 7:00am to 11:00pm, for each U.S. time zone, real time access

     . responses to requests made to the TM Corp gateway will be consistent with current practices or TM Corp shall use its commercially reasonable efforts to minimize the response time for requests made to the TM Corp gateway

     . volume handling sufficient to process 3,500,000 Ticket sales in year ended 1998; 7,200,000 Ticket sales in year ended December 31, 1999; 11,100,000 Ticket sales in year ended December 31, 2000; and 15,300,000 Ticket sales in year ended December 31, 2001

     .    data base services (data mining, data warehousing)

                        EXHIBIT B - EXPENSE GUIDELINES

The following are comprehensive, and by way of limitation, not example:

 .    fulfillment cost, including shipping and handling

 .    direct costs associated with sales of TM Merchandise

 .    call center costs for consumer service inquiries shall be reasonably allocated but not to exceed [*] per ticket

 .    third-party royalties (to the extent owed by Ticketmaster Companies) under the Agreements set forth on Exhibit H

 .    secondary commissions to Client Venues

 .    credit card processing expenses

 .    credit card charge-backs

The costs outlined above that involve allocated costs (such as fulfillment costs, call center costs and customer service costs) will be charged on a basis no less favorable to TMOL than similar charges by TM Corp to other third parties (taking into account any cost savings associated with Online Ticket distribution as compared to other Ticket distribution). TMOL will have rights to review the calculation of such costs.

TM Corp will use commercially reasonable efforts to charge TMOL's consumers the same shipping charge and handling fees charged to TM Corp's telephone customers. Such fees will be based on an actual or average cost per order.



     [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     EXHIBIT C - TRADEMARK USE GUIDELINES

1. These trademark usage guidelines apply to the authorized use of all of the Trademarks in connection with the Online Ticketing and Sale and Online Promotion of TM Tickets and TM Merchandise, whether in advertisements, labels, product guides, catalogs, brochures, instruction manuals, customer communications, press releases, packaging, electronic communications and all other uses of the Trademarks.

2.   The following general rules apply:

 .    Spell the trademark correctly and do not abbreviate it.

 .    Use capitalization consistently.

 .    Use a standard appearance for the trademark.

 .    Use a proper trademark notice at least once, the first time the Trademark appears: we prefer you to use the notice each time the trademark is used. Use (R) for registered trademarks and service marks, "TM" for unregistered trademarks, and "SM" for unregistered service marks. If you have any questions about which marks are registered, ask us.

 .    Use the Trademark only as a brand name in conjunction with a specific product or service, e.g., Productname Tickets. "Productname " alone is not appropriate. Use the trademark only as an adjective modifying a generic product ("the Productname Tickets"), and never as a noun or a verb ("the Productname ").

 .    Always give Ticketmaster Corporation attribution as the trademark owner any time the Trademarks are used, e.g., " Productname is a trademark or registered trademark of Ticketmaster Corporation".

3. TM Corp shall from time to time supply reasonable guidelines regarding appearance of its logos in permitted uses, such as color, appearance, size, clear space and fonts.

4.   Restrictions:

Do not use the Trademarks in connection with any erotic or adult content, content of an overtly sexual nature, or content containing profanity or obscenity.

                                   EXHIBIT D
                                   ---------
                                     LINKS

During the Term of this Agreement, the following !inks will be maintained:



LOCATION OF LINK               LINK TO WHERE                   SPECIFICS OF LINK
----------------               -------------                   -----------------
Licensor Premium Pages         Yahoo! home page or             Link from Yahoo! Logo or
                               corresponding Get Local         banner; Link may rotate
                               pages                           from time to time among
                                                               Premium Pages throughout
                                                               the Term

Yahoo Events and Sports        Licensor "purchase ticket"      Link from "Ticketmaster
pages (where the complete      form for the specific event     buy tickets" button, or other
event listing appears)         chosen on Licensor site.        link (for events/tickets not
                                                               yet on sale)

Copyright text on all pages    Licensor home page              Text link
containing Licensor
Content

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 1
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: ARGENTINA            46300-01     RWS           00003      Pending      1955036

TICKETMASTER LOGO             OWNER:       TICKETMASTER CORPORATION              03 Jan-1995

                              CLASSES:     I.C 41            REMARKS:

                              GOODS:       Reservation of tickets for entertainment, sporting and cultural events and shows.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: ARGENTINA            46300-01     RWS           00003      Published    1955035

TICKETMASTER LOGO             OWNER:       TICKETMASTER CORPORATION              03-Jan-1995

                              CLASSES:     I.C 9             REMARKS: Published in the Trademark Bulletin 2/95

                              GOODS:       Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: ARMENIA               46300-01   RWS                00003   Registered               0160/900165         20-Nov-2005
    TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                                20-Nov-1995         20-Nov-1995

                                CLASSES: I.C 9, 35, 41     REMARKS:

                                GOODS:   Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor in I.C 9.

                                         Ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events in I.C 35.

                                         Reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events in I.C 41.

ACTION DUE:  Next Renewal       DUE DATE: 11/20/2005   INDICATOR:  Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 2
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: AUSTRALIA              46300-01   RWS            00001     Registered       469892           A469892      30-Jul-2008
 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                      30-Jul-1987      28-Jul-1989

                                CLASSES: I.C 35                                  REMARKS:

                                GOODS: Accounting services for ticket sales rendered by computers, advertising and promotions of public and private events.

ACTION DUE: re Cease and Desist DUE DATE: 8/31/1998    INDICATOR:  Due Date                  REMARKS:
            Letter sent re
            THEATREMASTER VIC   DUE DATE: 7/30/2008    INDICATOR: Computer Generated Deadline         REMARKS:
            Next Renewal
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: AUSTRALIA              46300-01   RWS              00001   Registered       469893           A469893      30-Jul-2008
 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                      29-Jul-1987      28-Jul-1989

                                CLASSES: I.C 41                                  REMARKS:

                                GOODS:  Ticket reservation services, including the sale of tickets, for shows and other events.

ACTION DUE:  Next Renewal       DUE DATE: 7/30/2008         INDICATOR: Computer Generated Deadline          REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: AUSTRALIA              46300-01   RWS CDB           00034   Registered      738909          738909   10-Jul-2007
 TICKETMASTER DIRECT AND        OWNER: TICKETMASTER CORPORATION                      10-Jul-1997     30-Jan-1998
 DESIGN

                                CLASSES: I.C 35                    REMARKS: Letter sent to client with Certificate 3/18/97

                                GOODS:  Marketing, advertising, promotional, merchandising and market research services.

ACTION DUE:  Next Renewal       DUE DATE: 7/10/2007         INDICATOR: Computer Generated Deadline          REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 3
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
 Country: Australia             46300-01   RWS CDB       00019   Registered        747041            747041   23-Oct-2007
      TICKETMASTER ONLINE AND   OWNER: TICKETMASTER CORPORATION                    23-Oct-1997       21-Aug-1998
      DESIGN
                                CLASSES: I.C 41         REMARKS: Certificate of Registration sent to client on 9-29-98

                                GOODS:  On-line ticket agency services for sporting events, musical concerts and other entertainment events.

ACTION DUE:  Next Renewal       DUE DATE: 10/23/2007     INDICATOR: Computer Generated Deadline          REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: AUSTRIA               46300-01   RWS         00003   Registered        AM5801/94                  159059   31-Jul-2005
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                  16-Nov- 1994      28-Jul-1995

                                CLASSES: I.C 9, 35, 41     REMARKS:

                                GOODS:  9. Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats, for issuing tickets and accounting in Class 9.
                                        35: Promotion for concerts, shows, entertainment and sporting events in Class 35.
                                        41: Ticket agency services, especially sale of concert tickets, ticket reservation services for concerts, shows, entertainment and sporting events in Class 41.

ACTION DUE:  Next Renewal       DUE DATE: 7/31/2005    INDICATOR: Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: AZERBAIJAN       46300-01          RWS           00003      Pending      94 1099/3

TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                         02-Dec-1994

                          CLASSES: I.C 9, 35                REMARKS:

                          GOODS:  9: Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.
                                  35 Ticket agency services; ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 4
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BAHAMA ISLANDS   46300-01         RWS CDB        00003     Published    20780
      TICKETMASTER         OWNER: TICKETMASTER CORPORATION                        30-Jul-1998

                           CLASSES: I.C 39              REMARKS:
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BAHAMA ISLANDS   46300-01         RWS CDB        00003     Published      20771
      TICKETMASTER         OWNER: TICKETMASTER CORPORATION                          28-Jul-1998

                           CLASSES: I.C 8                                             REMARKS:
                           GOODS:  All the goods in the local class that corresponds to International.    Classes 9 and 16.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: BELARUS              46300-01     RWS            00003      Registered    3984                7008         19-Jan-2005

  TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                      08-Dec- 1994        22-Sep-1997

                              CLASSES:  I.C 9, 35               REMARKS:

                              GOODS:   Computers, computer software [recorded]; I.C 9.

                                       Ticket promotional, sales promotion [for others] namely tickets; accounting services relating to revenues for musical concerts, shows, sporting events I.C. 35.

ACTION DUE:  Next Renewal          DUE DATE: 1/19/2005      INDICATOR: Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 5
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BENELUX               46300-01   RWS             00001   Registered        761467            493 040   22-Mar-2001
      TICKETMASTER              OWNER: TICKETMASTER CORPORATION                      22-Mar-1991   0l-Oct-1991

                                CLASSES:  I.C. 41                            REMARKS:

                                GOODS:  Ticket reservations, including the sale of tickets for shows and other events.

ACTION DUE:  Next Renewal       DUE DATE: 3/22/2001  INDICATOR:  Computer Generated Deadline  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BENELUX               46300-01   RWS             00003   Registered        845991         571471   07-Apr-2005
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                      07-Apr-1995    07-Apr-1 995

                                CLASSES:  I.C 9, 35, 41    REMARKS:

                                GOODS:  9. Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.
                                        35. Ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.
                                        41: Reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE: 4/7/2005   INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BOLIVIA               46300-01   RWS           00003       Pending      021110
    TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                   15-Jul- 1994

                                CLASSES: I.C 35                REMARKS: Priority date from Peruvian applications 235195 & 235196

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 6
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BOLIVIA               46300-01   RWS           00003       Pending       021109
    TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                    15-Jul-1994

                                CLASSES: I.C 9                 REMARKS: Priority date from Peruvian applications 235195 & 235196

                                GOODS:  All goods and services in Class 9
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BRAZIL                46300-01   RWS CDB  MAD   00001      Published      820126845
      TICKETMASTER              OWNER: TICKETMASTER CORPORATION                     14-Jul- 1997

                                CLASSES: I.C 38                                    REMARKS:
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: BRAZIL                46300-01   RWS CDB  MAD   00001      Published      820126896
      TICKETMASTER              OWNER: TICKETMASTER CORPORATION     14-Jul- 1997

                                CLASSES:  I.C 41           REMARKS:

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 7
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: BRAZIL                 46300-01   RWS JMM         00003      Published                       820126918
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                                       14-Jul-1997

                                CLASSES: I.C 41                                           REMARKS:

                                GOODS:  Ticket agency services, reservation and ticket issuance services for musical concerts, shows and other entertainment and sporting events in I.C 41.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: BRAZIL                 46300-01   RWS JMM          00003      Published                     820126900
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                                      22-Nov-1994

                                CLASSES:  I.C 9            REMARKS:

                                GOODS:  Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows and other entertainment and sporting events, for issuing tickets therefor and accounting therefor in I.C 9.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: CANADA           46300-01   RWS CDB   00034   Pending             846970
 TICKETMASTER DIRECT AND  OWNER: TICKETMASTER CORPORATION                  04-Jun-1997
 DESIGN
                          REMARKS:  Change of corporate address to 3701 Wilshire Boulevard , Los Angeles, 90010, will need to be recorded with 2003 renewal Amended application filed 10/20/98.
                                    No. claim is made to the exclusive right to use DIRECT apart from the mark as shown.

ACTION DUE:  Is due                                   DUE DATE: 2/28/1999                   INDICATOR:     Due Date      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 8
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: CANADA                 46300-01   RWS           00001   Registered       589362              344474   09-Sep-2003
 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                   29-Jul-1987         09-Sep-1988

                                REMARKS:  Change of corporate address to 3701 Wilshire Boulevard, Los Angeles, CA
                                          90010, will need to be recorded with 2003 renewal.

                                GOODS:    Accounting services for ticket sales rendered by computer; advertising and promotions of public and private events, ticket reservation services, including the sale of tickets, for shows and other events.

ACTION DUE:  Next Renewal       DUE DATE: 9/9/2003               INDICATOR: Computer Generated Deadline         REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: CHILE                  46300-01   RWS             00003      Rejected         292343
  TICKETMASTER LOGO             OWNER: TICKETMASTER CORPORATION                        23-Nov-1994

                                CLASSES: I.C 35                                 REMARKS:

                                GOODS:  Accounting services related to reservations, tickets and revenues for musical concerts, shows and other entertainment and sporting events in class 35.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: CHILE                  46300-01   RWS              00003   Registered            235706        416042   09-Nov-2003
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                                         09-Nov-1993

                                CLASSES: I.C 42                 REMARKS: This trademark was assigned from Universal
                                                                         Marketing 3/18/98

                                                                         The Assignment was recorded on 3-16-98

ACTION DUE:  Next Renewal       DUE DATE: 11/9/2003      INDICATOR:  Computer Generated Deadline         REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 9
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: CHILE            46300-01  RWS      00003        Published  292342

 TICKETMASTER LOGO        OWNER: TICKETMASTER CORPORATION            23-Nov- 1994

                          CLASSES:  I.C 9            REMARKS:

                          GOODS:  Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.
ACTION DUE: Deadline to   DUE DATE:  12/4/1998   INDICATOR: Due Date                   REMARKS:
            File
            (HI-MASTER)
            No. 416 664
            by Industrial
            Y Commercial
            Cylon S A.
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: CHINA                  46300-01   RWS          00003   Registered         95029070         918534   21-Dec-2006
 TICKETMASTER LOGO              OWNER: TICKETMASTER                                20-Mar-1995      21-Dec-1996
                                CORPORATION

                                CLASSES: I.C 9                                    REMARKS:

                                GOODS: Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

ACTION DUE: Next Renewal        DUE DATE: 12/21/2006          INDICATOR:  Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: COLOMBIA              46300-01   RWS            00003      Registered      28837           175971   30-Dec-2004
    TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                      0l-Jul-1994     30-Dec-1994

                                CLASSES: I.C 35                REMARKS:

                                GOODS:  Advertising, business management, business administration, office functions, services included in I.C 35.

ACTION DUE:  Next Renewal       DUE DATE: 12/30/2004        INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 10
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: COLOMBIA              46300-01   RWS            00003      Registered       28835          173082   27-Jan-2005
      TICKETMASTER LOGO         OWNER:   Ticketmaster Corporation                     0l-Jul-1994    27-Jan-1995

                                CLASSES:      I.C 9                    REMARKS:

                                GOODS:  All goods in this class, that is to say, scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking
                                        (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs;
                                        automatic vending machines and mechanisms for coin operated apparatus, cash registers, calculating machines, data processing equipment and computers, fire-extinguishing apparatus.

ACTION DUE:  Next Renewal         DUE DATE: 1/27/2005        INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: COSTA RICA            46300-01   RWS            00003       Published
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                       29-May-l 998

                                CLASSES:  I.C 42                          REMARKS: Published at the Official Newspaper "La Gaceta"
                                                                                   on 1/16-18/96
ACTION DUE: re Acceptance of
 Registration                   DUE DATE: 2/19/1999         INDICATOR: Due Date   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: COSTA RICA             46300-01   RWS              00003   Published
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                  29-May- 1998

                                CLASSES: I.C 9                REMARKS: Published at the Official Newspaper 'La Gaceta" on
                                                                       1/16-18/96
ACTION DUE:  re Acceptance
 of Registration                DUE DATE: 2/19/1999    INDICATOR:  Due Date                    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 11
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: COSTA RICA             46300-01   RWS              00003   Rejected
  TICKETMASTER LOGO             OWNER: Ticketmaster Corporation                                   22-Feb- 1995

                                CLASSES: I.C 9, 42                REMARKS: Published at the Official Newspaper "La Gaceta" on
                                                                           1/1 6-18/96
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: DENMARK                46300-01   RWS           00001       Registered      2261/1991       03925/1992   08-May-2002
 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                      26-Mar-1991     08-May-1992

                                CLASSES: I.C 41                            REMARKS:

                                GOODS:         Reservation of tickets for entertainment arrangements, including sale of tickets for shows and other events.

ACTION DUE:  Next Renewal       DUE DATE: 5/8/2002               INDICATOR:  Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: DOMINICAN REP.         46300-01   RWS CDB       00001   Registered             76406            15-Feb-2015
  TICKETMASTER                  OWNER: TICKETMASTER CORPORATION                         16-Dec-1994      15-Feb-1995

                                CLASSES:  Dominican Republic Class 20                 REMARKS:

                                GOODS:    Persistent protection of articles or products in Class No. 20 of the Dominican
                                          Classification, in particular machines, electronic equipment and computers specializing in securing reservations and expedite computerized tickets for admittance to all types of shows, and manage the accounts for the same.

ACTION DUE:  Next Renewal       DUE DATE: 2/15/2015    INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 12
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: DOMINICAN REP.        46300-01   RWS CDB            00001   Registered                     76411   15-Feb-2015
      TICKETMASTER              OWNER: TICKETMASTER CORPORATION                  16-Dec-1994         15-Feb-1995

                                CLASSES:    Dominican Republic Class 22        REMARKS:

                                GOODS:   Persistent protection of articles or products in Class No. 22 of the Dominican
                                         Classification, in particular machines, electronic equipment and computers specializing in securing reservations and expedite computerized tickets for admittance to all types of shows, and manage the accounts for the same.

ACTION DUE:  Next Renewal            DUE DATE: 2/15/2015          INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: ECUADOR               46300-01   RWS CDB           00003   Registered             48742         87595   16-Nov-2005
TICKETMASTER LOGO               OWNER: TICKETMASTER CORPORATION                             05-Jul-1994   16-Nov-1995

                                CLASSES: I.C 35                              REMARKS:

                                GOODS:   All services in Class 35

ACTION DUE:  Next Renewal       DUE DATE: 11/16/2005             INDICATOR: Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: ECUADOR               46300-01   RWS CDB           00003   Registered             48741         3131-95   14-Nov-2005
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                             05-Jul-1994   14-Nov-1995

                                CLASSES: I.C 9             REMARKS:

                                GOODS:  All goods in this class, especially scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-
                                        saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs, automatic vending machines and mechanisms for coin-operated apparatus, cash registers, calculating machines, data processing equipment and computers, fire-extinguishing apparatus.

ACTION DUE:  Next Renewal       DUE DATE: 11/14/2005   INDICATOR: Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 13
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: EL SALVADOR      46300-01          RWS           00003      Pending      4423-94

 TICKETMASTER LOGO        OWNER: TICKETMASTER CORPORATION                         28-Nov-1994

                          CLASSES: I.C 9             REMARKS:

                          GOODS:   Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: EL SALVADOR       46300-01   RWS           00003   Registered             4424-94          40 Book 37       14-Oct-2006
 TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                         28-Nov-1994      14-Oct-1996

                           CLASSES:  I.C 35                           REMARKS:

                           GOODS:  Ticket agency services; ticket reservation, promotion and sales services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events, in class 35.

ACTION DUE:  Next Renewal  DUE DATE: 10/14/2006     INDICATOR:  Computer Generated Deadline      REMARKS:
             Deadline to
             Pay
             Quinquennial
             Taxes         DUE DATE: 10/14/2001     INDICATOR:  Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: EUROPEAN          46300-01         RWS           00001      Pending          143461
         COMMUNITY
 TICKETMASTER              OWNER: TICKETMASTER CORPORATION                            01-Apr-1996

                           CLASSES: I.C 9, 16, 35, 39, 41    REMARKS:

                           GOODS:    9: Computerized reservation and ticket issuance machines and apparatus; computer hardware and software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.
                                     16: Tickets for sporting events, musical concerts, films, and other entertainment events, and for travel and temporary lodging.
                                     35: Ticket agency services.
                                     39:  Travel agency services.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 14
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: EUROPEAN COMMUNITY   46300-01      RWS CDB        00034      Pending             592642

  TICKETMASTER DIRECT AND       OWNER: TICKETMASTER CORPORATION                           14-Jul-1997
  DESIGN
                                CLASSES: I.C 35                               REMARKS:

                                GOODS:         Marketing, advertising, promotional, merchandising and market research services in I.C 35
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: FED. REPUBLIC OF
 GERMANY                        46300-01   RWS             00001     Published       T31678/4lWz        2056217
 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                      27-Mar-1991

                                CLASSES: I.C 41                REMARKS: Published in the Warenzeichenblatt, Book No. 15 8-14-93

                                GOODS:  Ticket reservations including the sale of tickets for shows and other events.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
Country: Finland              46300-01     RWS           00003      Registered      94/5886           204900   14-Mar-2007
TICKETMASTER LOGO             OWNER: Ticketmaster Corporation                       23-Nov-1994       14-Mar-1997

                              CLASSES: I.C 9, 35, 41     REMARKS:

                              GOODS:    Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows and other entertainment and sporting events, for issuing tickets therefore and accounting therefore in I.C 9.

                                        Promotion and sales services; accounting services related to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events in I.C 35.

                                        Ticket agency services, ticket reservation services in I.C 41.

ACTION DUE:  Next Renewal     DUE DATE: 3/14/2007    INDICATOR: Computer Generated Deadline  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 15
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: FRANCE                 46300-01   RWS           00001       Registered     275279            1734017      21-Mar-2001
 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                     21-Mar-1991       21-Mar-1991

                                CLASSES: I.C 41                            REMARKS:

                                GOODS:  Ticket reservations, including the issuance of tickets for shows and other events.

ACTION DUE:  Next Renewal       DUE DATE: 3/21/2001      INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: GREECE           46300-01         RWS            00001      Registered  103718              103718        18-Apr-2001

 TICKETMASTER             OWNER: TICKETMASTER CORPORATION                         18-Apr-1991        17-Jul-1994

                          CLASSES: I.C 16            REMARKS:

                          GOODS:    Paper, cardboard, articles of paper or of cardboard (not included in other classes), printed matter, newspapers and periodicals, books; book-binding material, photographs, stationery, adhesive materials (stationery), artists' materials, paint brushes, typewriters and office requisites (other than furniture); instructional and teaching material (other than apparatus);
                                    playing cards; printers' type and cliches (stereotype).

ACTION DUE:  Next Renewal          DUE DATE: 4/18/2001       INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: GUATEMALA              46300-01   RWS              00003   Registered     423695             82227/52/176  23-Sep-2006
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                    19-Jun-1995        23-Sep-1996

                                CLASSES:   I.C 35   REMARKS:

                                GOODS:     Ticket agency services; ticket reservation, promotion and sales services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE: 9/23/2006         INDICATOR: Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 16
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: GUATEMALA              46300-01   RWS            00003      Registered        498095        86637/455184   02-Sep-2007
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                        18-Jul-1995   03-Sep-1997

                                CLASSES:  I.C 9            REMARKS:

                                GOODS:    Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefore and accounting therefore.

ACTION DUE:  Next Renewal       DUE DATE: 9/2/2007  INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: HONDURAS               46300-01   RWS CDB         00003     Registered    9518/94            2183         30-Aug-2005
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                    15-Dec-1994        30-Aug- 1995

                                CLASSES: I.C 35                                 REMARKS:

                                GOODS: Ticket agency services; ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE:      8/30/2005   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/2005   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/2004   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/2003   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/2002   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/2001   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/2000   INDICATOR:     Computer Generated Deadline    REMARKS:
             TAX                DUE DATE:      8/30/1999   INDICATOR:     Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: HONDURAS               46300-01   RWS CDB         00003    Registered         9519/94          2185       30-Aug-2005
 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                        15-Dec-1994      30-Aug-1995

                                CLASSES: I.C 41                                 REMARKS:

                                GOODS: Reservation, promotion and ticket issuance services for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE:      8/30/2005   INDICATOR:  Computer Generated Deadline        REMARKS:

             TAX                DUE DATE:      8/30/2005   INDICATOR:     Computer Generated Deadline      REMARKS:
             TAX                DUE DATE:      8/30/2004   INDICATOR:     Computer Generated Deadline      REMARKS:
             TAX                DUE DATE:      8/30/2003   INDICATOR:     Computer Generated Deadline      REMARKS:
             TAX                DUE DATE:      8/30/2002   INDICATOR:     Computer Generated Deadline      REMARKS:
             TAX                DUE DATE:      8/30/2001   INDICATOR:     Computer Generated Deadline      REMARKS:
             TAX                DUE DATE:      8/30/2000   INDICATOR:     Computer Generated Deadline      REMARKS:
             TAX                DUE DATE:      8/30/1999   INDICATOR:     Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 17
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: HONDURAS         46300-01        RWS CDB       00003      Registered   9517/94             62592          30-Aug-2005

 TICKETMASTER LOGO        OWNER: TICKETMASTER CORPORATION                       15-Dec-1994         30-Aug-1995

                          CLASSES: I.C 9             REMARKS:

                          GOODS:    Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefore and accounting therefore.

ACTION DUE: Next Renewal  DUE DATE:    8/30/2005   INDICATOR:   Computer Generated Deadline         REMARKS:
            TAX           DUE DATE:    8/30/2004   INDICATOR:   Computer Generated Deadline         REMARKS:
            TAX           DUE DATE:    8/30/2003   INDICATOR:   Computer Generated Deadline         REMARKS:
            TAX           DUE DATE:    8/30/2002   INDICATOR:   Computer Generated Deadline         REMARKS:
            TAX           DUE DATE:    8/30/2001   INDICATOR:   Computer Generated Deadline         REMARKS:
            TAX           DUE DATE:    8/30/2000   INDICATOR:   Computer Generated Deadline         REMARKS:
            TAX           DUE DATE:    8/30/1999   INDICATOR:   Computer Generated Deadline         REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: HONG KONG             46300-01   RWS              00001    Registered        9215946        B00105/1994    02-Mar-1999
  TICKETMASTER                  OWNER: TICKETMASTER CORPORATION                        02-Mar- 1992   10-Jan- 1994

                                CLASSES: I.C 41                           REMARKS:

                                GOODS:          Ticket reservation and sales services for entertainment events; all included in Class 41.

ACTION DUE:  Next Renewal       DUE DATE: 3/2/1999           INDICATOR:  Computer Generated Deadline        REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
Country: Hungary              46300-01     RWS           00001      Pending      M9501978

   TICKETMASTER               OWNER: Ticketmaster Corporation                    10-Jul-1995

                              CLASSES: I.C 9, 35, 41     REMARKS:

                              GOODS:    9 Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows and other entertainment, cultural and sporting events, for issuing tickets therefor and accounting therefor.
                                        35: Advertising and promotion services relating to musical concerts, shows and other entertainment, cultural and sporting events; accounting services relating to reservations and issuing tickets for musical concerts, shows and other entertainment, cultural and sporting events and revenues thereof.
                                        41: Ticket agency services relating to musical concerts, shows and other entertainment, cultural and sporting events.
ACTION DUE:  Is due           DUE DATE: 11/30/1998     INDICATOR:  Due Date                    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 18
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
Country: Indonesia            46300-01     RWS           00003     Registered    21866           352818          05-Jul-2004

      TICKETMASTER LOGO       OWNER: Ticketmaster Corporation                                    24-Nov-1994     05-Jan-1995


                              CLASSES:  I.C 41                REMARKS:

                              GOODS:    Ticket agency services, ticket reservation, in class 41.
ACTION DUE:  Next Renewal     DUE DATE: 7/5/2004    INDICATOR:  Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
Country: Indonesia            46300-01    RWS          00003    Registered     21865           353247          24-May-2004

      TICKETMASTER LOGO       OWNER: Ticketmaster Corporation                 24-Nov-1994     24-Nov-1994

                              CLASSES:  I.C 9                  REMARKS:

                              GOODS:      Computer reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.
ACTION DUE:  Next Renewal     DUE DATE: 5/24/2004       INDICATOR:  Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: ISRAEL                 46300-01     RWS CDB       00003      Registered   95908             95908         06-Dec-2001

   TICKETMASTER LOGO            OWNER: Ticketmaster Corporation                    06-Dec-1 994      05-Jan-1997


                                CLASSES:  I.C 41                           REMARKS:
                                GOODS:       Ticket agency services; ticket reservation and sales services, all services included in I.C 41.
ACTION DUE: Next Renewal        DUE DATE: 12/6/2001      INDICATOR: Computer Generated Deadline         REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 19
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: ISRAEL                 46300-01     RWS CDB       00003      Registered   95907            95907          06-Dec-2001

      TICKETMASTER LOGO         OWNER: Ticketmaster Corporation                                    06-Dec-1 994   05-Jan-1997


                                CLASSES: I.C 9                            REMARKS:
                                GOODS:         Computer software; computerized ticket reservation and ticket issuance machines and apparatus, all included in I.C 9
ACTION DUE: Next Renewal        DUE DATE: 12/6/2001      INDICATOR:  Computer Generated Deadline        REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: ITALY                  46300-01    RWS         00001      Registered   M191C002422         622511        03-Apr-2001

 TICKETMASTER                   OWNER: Ticketmaster Corporation                                     03-Apr- 1991  13-Jun-1994


                                CLASSES: I.C 41                            REMARKS:
                                GOODS:         Ticket reservations including the sale of tickets
                                               for shows and other events.
ACTION DUE: Next Renewal        DUE DATE:  4/3/2001       INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: JAPAN                  46300-01    RWS         00001      Registered   87465187            2240191       28-Mar-2000

   TICKETMASTER                 OWNER: TICKETMASTER  CORPORATION                30-Jul-1987         28-Jun-1990

                                CLASSES: Japan Class 26                REMARKS

                                GOODS:    Printed matters and all other goods belonging to this class.

ACTION DUE:  Next Renewal       DUE DATE: 3/28/2000      INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 20
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: JAPAN                  46300-01     RWS         00001     Registered        36573/91       2629338       28-Nov-2003

TICKETMASTER (AND               OWNER: TICKETMASTER CORPORATION                      11 Apr-1991    28-Feb-1994
      KATAKANA)

                                CLASSES:  Japan Class 26               REMARKS:

                                GOODS:    Ticket reservation services including the sale of tickets for shows and other events, and all other goods belonging to this class.

ACTION DUE:  Next Renewal       DUE DATE: 1 1/28/2003    INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: JAPAN                  46300-01    RWS         00001      Registered   181520/92           3010456       30-Aug-2004

TICKETMASTER (AND               OWNER: TICKETMASTER  CORPORATION                14-Sep-1992         30-Nov-1994
      KATAKANA)
                                CLASSES:  Japan Class 41               REMARKS:

                                GOODS:     Ticket reservation services including the sale of tickets for shows and other events.

ACTION DUE: Next Renewal        DUE DATE: 8/30/2004      INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: JAPAN                  46300-01    RWS         00003      Registered   117683/94           4019352       27-Jun-2007

   TICKETMASTER LOGO            OWNER: TICKETMASTER CORPORATION                 22-Nov-1994         27-Jun-1997

                                CLASSES: I.C 41                            REMARKS:

                                GOODS:     Reservation, promotion and ticket issuance services for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE: Next Renewal        DUE DATE: 6/27/2007      INDICATOR:  Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page  21
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: JAPAN                  46300-01    RWS         00003      Registered   117682/94           4087343       28-Nov-2007

      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 22-Nov-1994         28-Nov-1 997

                                CLASSES: I.C 41                    REMARKS: Published on 2-19-98

                                GOODS:     Arrangement of ticket for booking seat for entertainments.

ACTION DUE:  Next Renewal       DUE DATE: 11/28/2007     INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: JAPAN                  46300-01    RWS         00003      Registered   117681/94           3357555       07-Nov-2007

      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 22-Nov-1994         07-Nov-1997

                                CLASSES: I.C 9             REMARKS:

                                GOODS:    Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

ACTION DUE: Next Renewal  DUE DATE: 11/7/2007    INDICATOR: Computer Generated  Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: KAZAKHSTAN             46300-01    RWS         00003      Registered   6926                5549          28-Dec-2004

 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                 28-Dec-1994         19-Mar-1997

                                CLASSES:  I.C 9, 35              REMARKS: Certificate of Registration sent to client on 8/3/98

                                GOODS:     Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.

                                           Ticket agency services, ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events, in class 35.

ACTION DUE:  Next Renewal        DUE DATE: 12/28/2004      INDICATOR: Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 22
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: KOREA (SOUTH)          46300-01    RWS         00003      Registered   94-9495            32491   26-Jul-2006

 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                 24-Nov-1994        26-Jul-1996

                                CLASSES:  Korean Class 112                REMARKS:

                                GOODS:     Ticket agency services Ticket reservation, promotion and sales services. Accounting services related to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE: 7/26/2006      INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: KOREA (SOUTH)          46300-01    RWS         00003      Registered   94-46893            336014        25-Mar-2006

      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 24-Nov-1994         25-Mar-1996

                                CLASSES:  Korean Class 39                    REMARKS:

                                GOODS:    Computerized reservation and ticket issuance machines and apparatus and disks, diskettes, tapes, IC chips and CD-ROMs with pre-recorded computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefore and accounting therefore.

ACTION DUE:  Next Renewal       DUE DATE: 3/25/2006  INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: KYRGYZSTAN             46300-01    RWS CDB     00003      Registered   950988 3            3485          14-Apr-2005

   TICKETMASTER LOGO            OWNER: TICKETMASTER CORPORATION                 14-Apr-1995         28-Jun-1996

                                CLASSES: I.C 9, 41    REMARKS: We received New Serial No. with Certificate of Registration previously
                                                               Application No. is 1088. Certificate of Registration sent
                                                               to client 7/23/98.

                                GOODS:    9:  Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.
                                          41:  Ticket agency services, reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal      DUE DATE: 4/14/2005   INDICATOR: Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 23
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: MALAYSIA               46300-01    RWS         00003      Pending      95-00180

   TICKETMASTER LOGO            OWNER: TICKETMASTER CORPORATION                 07-Jan-1995

                                CLASSES: I.C 16            REMARKS:

                                GOODS:    Tickets for entertainment and sporting events, advertisements and promotional materials therefor.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: MALAYSIA               46300-01    RWS         00003      Pending      94-10800

   TICKETMASTER LOGO            OWNER: TICKETMASTER CORPORATION                 21-Nov-1994

                                CLASSES: I.C 9                                            REMARKS: Status check by FA 10/7/98
                                GOODS:    Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: MEXICO                 46300-01    RWS         00001      Registered   111061              406.329        19-Apr-2001

      TICKETMASTER              OWNER: TICKETMASTER CORPORATION                 19-Apr-1991         19-Feb-1992

                                CLASSES: I.C 41           REMARKS:

                                GOODS:    Education and entertainment services.

ACTION DUE:  Next Renewal       DUE DATE: 4/19/2001       INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 24
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: MOLDOVA                46300-01    RWS CDB     00003      Registered   003892              4177          14-Dec-2004

      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 14-Dec-1994         05-Nov-1996

                                CLASSES: I.C 9 & 41               REMARKS:

                                GOODS:    Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts and other entertainment and sporting events, for tickets and accounting (I.C 9).

                                          Ticket agency services, ticket reservations, promotion and sales services, accounting services, relating to reservations, tickets and revenues for musical concerts, and other entertainment and sporting events (I.C 41).

ACTION DUE: Next Renewal         DUE DATE: 12/14/2004     INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NEW ZEALAND            46300-01    RWS         00001      Pending      173833

      TICKETMASTER              OWNER: TICKETMASTER CORPORATION                 30-Jul-1987

                                CLASSES:  I.C. 16        REMARKS: Change of corporate address to 3701 Wilshire Boulevard, Los
                                                                  Angeles, CA 90010, will need to be recorded.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NEW ZEALAND            46300-01    RWS         00001      Pending      181137

 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                 02-May-1988

                                CLASSES: I.C. 35         REMARKS: Change of corporate address to 3701 Wilshire Boulevard, Los
                                                                  Angeles, CA 90010, will need to be recorded.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 25
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NEW ZEALAND            46300-01    RWS         00001      Pending      181138

 TICKETMASTER                   OWNER: TICKETMASTER CORPORATION                 02-May-1988

                                CLASSES: I.C. 41             REMARKS: Change of corporate address to 3701 Wilshire Boulevard, Los
                                                                      Angeles, CA 90010, will need to be recorded.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NEW ZEALAND            46300-01    RWS         00003      Registered   246454           246454        06-Mar-2002

 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                 06-Mar-1995      22-Sep-1997

                                CLASSES:  I.C. 35         REMARKS:

                                GOODS:  Ticket reservation and promotion services, accounting service relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events; management and administration services in reservations, tickets and revenues for music, concerts, shows and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE: 3/6/2002   INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NEW ZEALAND            46300-01    RWS CDB     00003      Registered   246455              246455        06-Mar-2002

 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                 06-Mar-1995         22-Sep-1997

                                CLASSES: I.C. 41           REMARKS:

                                GOODS:   Entertainment services; sporting and cultural activities, reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE: 3/6/2002    INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 26
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
Country: New Zealand            46300-01    RWS CDB     00003      Registered   246453              246453        06-Mar-2002

 TICKETMASTER LOGO              OWNER: TICKETMASTER CORPORATION                 06-Mar-1995         22-Sep-1997

                                CLASSES:  I.C. 9         REMARKS: Associated with Reg. Nos. 246454, 246455

                                GOODS:  Computerized reservation and ticket issuance machines and apparatus; computer software and systems for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, parts, fittings and accessories for all the aforesaid goods.

ACTION DUE:  Next Renewal       DUE DATE: 3/6/2002     INDICATOR: Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NICARAGUA              46300-01    RWS CDB     00003      Registered   9500645             30201CC       30-Jan-2006

      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 20-Feb-1995         31-Jan-1996

                                CLASSES: I.C. 41             REMARKS:

                                GOODS:  Ticket agency services, reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:  Next Renewal       DUE DATE: 1/30/2006       INDICATOR: Computer Generated Deadline        REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NICARAGUA              46300-01    RWS CDB     00003      Registered   9500644             30537CC       12-Mar-2006

      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 20-Feb-1995         13-Mar-1996

                                CLASSES: I.C. 9                     REMARKS:

                                GOODS:     Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

ACTION DUE: NEXT Renewal        DUE DATE: 3/12/2006      INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                   TRADEMARK LIST                                                 Page 27
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: NORWAY                 46300-01    RWS         00003      Registered   94.6751             180483        13-Mar-2007

  TICKETMASTER LOGO             OWNER: TICKETMASTER CORPORATION                 28-Nov-1994         13-Mar-1997

                                CLASSES: I.C. 9, 35              REMARKS:

                                GOODS:    Computerized reservation and ticket issuance machines and apparatus; computer software(Registered on carriers) in the form of computer programs for seat reservation at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.

                                          Ticket agency services, ticket reservation and promotion services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events, in class 35.

ACTION DUE:  Next Renewal       DUE DATE: 3/13/2007  INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: PARAGUAY              46300-01   RWS CDB       00003   Registered          24343-94         181624       13-Oct-2005
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                      21-Nov-1994      13-Oct-1995

                                CLASSES:  I.C. 35                                REMARKS:

                                GOODS:  Ticket agency services, ticket reservation, promotion and sales services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE: NEXT RENEWAL        DUE DATE: 10/1312005       INDICATOR:  Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: PARAGUAY              46300-01   RWS CDB       00003   Registered          24344-94         181623   13-Oct-2005
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                      21-Nov-1994      13-Oct-1995

                                CLASSES:  I.C. 9                    REMARKS:

                                GOODS:  Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

ACTION DUE:  Next Renewal       Due DATE: 10/13/2005         INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                               TRADEMARK LIST                                                     Page 28
                                                         CLIENT                  APPLICATION         REGISTRATION  RENEWAL FIRST USE
TRADEMARK                     CLIENT       ATTORNEYS     MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: PERU                  46300-01   RWS       00003       Registered           235196          2219     08-Jul-2004

  TICKETMASTER LOGO            OWNER: TICKETMASTER CORPORATION                       19-Jan-1994     08-Jul-1994

                               CLASSES:  I.C. 35                                  REMARKS:

                               GOODS:  Advertising and business, and all other services in this class.

ACTION DUE:  Next Renewal      DUE DATE: 7/8/2004         INDICATOR: Computer Generated Deadline         REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: PERU                 46300-01     RWS            00003      Registered       235195           8017         04-Jul-2004

  TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                         19-Jan-1994      04-Jul-l994

                              CLASSES:  I.C. 9                                   REMARKS:

                              GOODS:  Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images, magnetic data carriers, recording discs, automatic vending machines and mechanisms for coin-
                                      operated apparatus, cash registers, calculating machines, data processing equipment and computers, fire-extinguishing apparatus; and all other goods in this class.

ACTION DUE:  Next Renewal       DUE DATE: 7/4/2004  INDICATOR: Computer Generated Deadline  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: PHILIPPINES           46300-01   RWS             00003   Unfiled
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION

                                CLASSES: I.C. 35                                 REMARKS:

                                GOODS:    Ticket agency services, ticket reservation, promotion and sales service, accounting services relating to reservations, tickets and revenues for musical concerts, shows and other entertainment and sporting events.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 29
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: PHILIPPINES           46300-01   RWS             00003   Unfiled
TICKETMASTER LOGO               OWNER: TICKETMASTER CORPORATION

                                CLASSES: I.C. 9                       REMARKS:

                                GOODS:  COMPUTERIZED RESERVATION AND TICKET issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, AND other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: POLAND                46300-01   RWS             00003   Registered       Z-140337             94269   18-Nov-2004
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                     18-Nov- 1994         18-Nov-l994

                                CLASSES: I.C. 9, 35                                      REMARKS:

                                GOODS:   Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.

                                         Ticket agency services, ticket reservation, promotion and sales services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events, in class 35.

ACTION DUE:  Next Renewal       DUE DATE: 11/18/2004       INDICATOR: Computer Generated      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: PORTUGAL             46300-01     RWS CDB       00001      Registered   273 480             273 480       15-Apr-2003
  TICKETMASTER                OWNER: TICKET MASTER CORPORATION                   07-May-l991         15-Apr-1993

                              CLASSES: I.C. 41                REMARKS:

                              GOODS: Ticket reservations including the sale of tickets for shows and other events.
ACTION DUE:  Next Renewal     DUE DATE: 4/15/2003  INDICATOR:  Computer Generated Deadline  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 30
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: REPUBLIC OF IRELAND  46300-01     RWS           00001      Registered   91/1437             13144824      25-Mar-2008
      TICKETMASTER            OWNER: TICKETMASTER CORPORATION                    25-Mar-1991         25-Mar-1991

                              CLASSES: I.C. 16                REMARKS: Change of corporate address recordal 2/25/98

                              GOODS: Paper, cardboard and goods made from these materials, included in Class 16; printed matter;
                              stationery, tickets, periodical publications.
ACTION DUE:  Next Renewal     DUE DATE: 3/25/2008  INDICATOR:  Computer Generated Deadline           REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: RUSSIAN FEDERATION   46300-01     RWS           00003      Registered   95702597            144171        13-Mar-2005
      TICKETMASTER LOGO       OWNER: TICKETMASTER CORPORATION                    13-Mar-1995         22-Jul- 1996

                              CLASSES: I.C. 9, 41                   REMARKS:

                              GOODS: Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor, in class 9.

                              Ticket agency services, reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events, in class 41.
ACTION DUE:  Next Renewal     DUE DATE: 3/13/2005        INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: SINGAPORE            46300-01     RWS CDB       00001      Registered   S/3512/91           133512/91     03-Apr-2001
      TICKETMASTER            OWNER: TICKETMASTER CORPORATION                    03-Apr-1991         03-Apr-1991

                              CLASSES: I.C. 41                      REMARKS:

                              GOODS: Ticket reservation services for education and entertainment events; all included in Class 41.
ACTION DUE:  Next Renewal       DUE DATE: 4/3/2001       INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 31
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
Country: South Africa         46300-01     RWS CDB       00003      Registered   94/12740            94/12740      21-Nov-2004
      TICKETMASTER LOGO       OWNER: TICKETMASTER CORPORATION                    21-Nov-1994         09-Jul-1998

                              CLASSES: I.C. 35                      REMARKS: Disclaim "TICKET"

                              GOODS: ADVERTISING and business services including accounting services relating to reservations.
ACTION DUE:  Next Renewal     DUE DATE: 11/21/2004       INDICATOR: Computer Generated Deadline       REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: SOUTH AFRICA         46300-01     RWS CDB       00003      Registered   94/12741            94/12741      21-Nov-2004
      TICKETMASTER LOGO       OWNER: TICKETMASTER CORPORATION                    21-Nov- 1994        09-Jul-1998

                              CLASSES: I.C. 41                      REMARKS:

                              GOODS: Education and entertainment services including such services rendered by ticket agency services, ticket reservation, promotion and sales services, arranging for tickets and revenue for musical concerts, shows, and other entertainment and sporting events, services ancillary to the foregoing.
ACTION DUE:  Next Renewal     DUE Date: 11/21/2004       INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: SOUTH AFRICA         46300-01     RWS CDB       00003      Registered   94/12739            94/12739      21-Nov-2004
      TICKETMASTER LOGO       OWNER: TICKETMASTER CORPORATION                    21-Nov-1994         09-Jul-1998

                              CLASSES:  I.C. 9                      REMARKS:

                              GOODS: Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), and teaching apparatus and instruments, apparatus for recording, transmission or reproduction of sound or images, magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus, cash registers, calculating machines, data processing equipment and computer hardware, software and firmware including computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, ticketing and accounting apparatus.
ACTION DUE:  Next Renewal     DUE Date: 11/21/2004       INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 32
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: SPAIN                46300-01     RWS           00001      Registered   1626673             1626673       01-Apr-2001
  TICKETMASTER                OWNER: TICKETMASTER CORPORATION                    0l-Apr-1991         20-May-1994

                              CLASSES: I.C. 41           REMARKS:

                              GOODS: Recreational, entertainment and educational services including cultural shows, exhibitions and delivery of prizes and especially ticket reservation services for all types of cultural, educational and sports shows.
ACTION DUE: Deadline to File  DUE DATE: 11/16/1998       INDICATOR: Due Date     REMARKS:
            (TICKETEXPRESS) App. No.
            2.l75.409 in 1.C. 36 and 41
            Next Renewal      DUE DATE: 4/1/2001         INDICATOR:     Computer Generated Deadline  REMARKS:
            TAX               DUE DATE: 4/1/2001         INDICATOR:     Computer Generated Deadline  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: SWEDEN               46300-01   RWS             00003      Registered   94-11614            304690        22-Sep-2005
  TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                    14-Nov-1994         22-Sep-1995

                              CLASSES:  I.C. 9, 35, 41              REMARKS:

                              GOODS: 9: All goods including computerized reservation and ticket issuance apparatus and machines, recorded computer software for reserving seats at entertainment and sporting events including concerts and shows, for issuing tickets therefor and accounting therefor, in class 9.
                                     35: All services including promotion; accounting services relating to reservations, tickets and revenues for entertainment and sporting events including concerts and shows, in Class 35.
                                     41: All services including ticket agency services and ticket reservation for entertainment and sporting events, in Class 41.
ACTION DUE:  Next Renewal     DUE DATE: 9/22/2005        INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: SWITZERLAND          46300-01     RWS CDB       00003      Registered   1450119951          425997        21-Feb-2005
  TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION                     21-Feb-1995        02-Aug-1996

                              CLASSES:  I.C. 9, 35, 41              REMARKS:

                              GOODS: 9 - Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.

                                     35 - Services relating to the registration, coying, elaborating, editing, transmitting or obtaining systematic order of written information and records as well as evaluation or arranging of mathematic and statistic data.

                                     41 - Ticket agency services, reservation and ticket issuance services for musical concerts, shows and other entertainment and sporting events.
ACTION DUE:  Next Renewal     DUE DATE: 2/21/2005        INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 33
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: TAJIKISTAN           46300-01     RIG           00003      Registered   94001541            2699          12-Dec-2004
      TICKETMASTER LOGO       OWNER: TICKETMASTER CORPORATION                    12-Dec-1994         09-Jan-1998

                              CLASSES:  I.C. 9, 35                  REMARKS: Certificate of Registration sent to client 10/26/98

                              GOODS: Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefore and accounting therefore in I.C. 9.

                                     Ticket agency services; ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events in I.C. 35.
ACTION DUE:  Next Renewal     DUE DATE: 12/12/2004       INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: THAILAND             46300-01     RWS           00003      Rejected     278033
       TICKETMASTER LOGO      OWNER: TICKETMASTER CORPORATION                    21-Dec-1994

                              CLASSES: I.C. 35           REMARKS: Only possibility of obtaining registration is refiling with substantial evidence of4-5 years use in Thailand to prove acquired distinctiveness (Per letter 11-28-96).

                              GOODS: Ticket agency services, ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: THAILAND             46300-01     RWS           00003      Rejected     278032
       TICKETMASTER LOGO      OWNER: TICKETMASTER CORPORATION                    21-Dec-1994

                              CLASSES: I.C. 9            REMARKS: Only possibility of obtaining registration is refiling with substantial evidence of4-5 years use in Thailand to prove acquired distinctiveness O'er letter 11-28-96).
                              GOODS: Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 34
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: TRINIDAD & TOBAGO    46300-01     RWS           00001      Registered   23953               1323953       11-May-2009
      TICKETMASTER            OWNER: TICKETMASTER CORPORATION                   11-May-1995          07-Nov-1996

                              CLASSES:  I.C. 35                     REMARKS:

                              GOODS: Ticket reservation, promotion and sales services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events;
                                     included in Class 35.
ACTION DUE:  Next Renewal     DUE DATE: 511112009        INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: TRINIDAD & TOBAGO    46300-01     RWS           00001      Registered   1323952             1323952       l0-May-2009
      TICKETMASTER            OWNER: TICKETMASTER CORPORATION                    11-May-1995         07-Nov-1996

                              CLASSES:  I.C. 41                     REMARKS:

                              GOODS: Reservation and ticket issuance services for musical concerts, shows, and other entertainment and sporting events, included in Class 41.
ACTION DUE:  Next Renewal     DUE DATE: 511012009        INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: TRINIDAD & TOBAGO    46300-01     RWS CDB       00001      Registered   23954               23954         10-May-2009
      TICKETMASTER            OWNER: TICKETMASTER CORPORATION                    11-May-1995         26-Feb-1998

                              CLASSES: I.C. 9                       REMARKS: Certificate of Registration sent to client on 9-29-98

                              GOODS: Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting thereof; included in Class 9.
ACTION DUE:  Next Renewal     DUE DATE: 5/10/2009        INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 1
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UKRAINE              46300-01     RWS           00003      Pending      94113969/T
       TICKETMASTER LOGO      OWNER: TICKETMASTER CORPORATION                    28-Nov-1994

                              CLASSES: I.C. 9, 35                   REMARKS:

                              GOODS:  9: Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor 35 Ticket agency services; ticket reservation, promotion and sales services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED KINGDOM       46300-01     RWS CDB       00001      Registered   1459414             131459414     20-Mar-2008
  TICKETMASTER                OWNER: TICKETMASTER CORPORATION                    20-MAR-1991         26-JUN-1992

                              CLASSES:  I.C. 41                     REMARKS:

                              GOODS: Ticket reservation services for education and entertainment events, all included in Class 41.
ACTION DUE: NEXT RENEWAL      DUE DATE: 3/20/2008        INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES OF     46300-01     RWS CDB       00035      Registered   125803       1096591       18-Jul-1998  06-Jul-1976
         AMERICA
  T.M. TICKETMASTER AND       Owner: Ticketmaster Corporation                    09-May-1977  18-Jul-1978
  DESIGN

                              CLASSES: I.C. 9                       REMARKS: Owned by Control Data

                              GOODS: Ticket producing and distribution apparatus including a computer, terminal apparatus for entering into and receiving information for the computer for causing an associated printed apparatus to produce hard copy tickets and software programs recorded on tapes, cards, and discs for causing the apparatus and computer to print out the ticket in a predetermined organized and formatted manner.
ACTION DUE:  Next Renewal     DUE DATE: 7/18/1998        INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 1
                                                        CLIENT                APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS     NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES OF
 AMERICA                      46300-01     RWS CDB       00001      Cancelled    463209        1312584    0l-Jan-2005    0l-Aug-1975
 TICKETMASTER                 OWNER: TICKETMASTER CORPORATION                    30-Jan-1984   01-Jan-1985

                              CLASSES:  I.C. 35 & 41                             REMARKS:

                              GOODS: Accounting services for ticket sales rendered by computer, advertising and promotion of public and private events in I.C. 35 Ticket reservation services including the sale of tickets, for shows and other events in I.C. 41.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES OF
         AMERICA              46300-01     RWS CDB       00001      Registered   74/666995     2009129    15-Oct-2006    09-Nov-1995
       TICKETMASTER           OWNER: TICKETMASTER CORPORATION                    27-Apr-1995   15-Oct-1996

                              CLASSES: I.C. 39 & 42                 REMARKS:

                              GOODS: travel agency services, namely, making reservations and bookings and issuing tickets for transportation in I.C. 39.

                                     travel agency services, namely, making reservations and bookings and issuing tickets for temporary lodging in I.C. 42.
ACTION DUE: Next Renewal             DUE DATE: 10/15/2006       INDICATOR: Computer Generated Deadline      REMARKS:
            Aff of Use Period Ends   DUE DATE: 10/15/2002       INDICATOR: Computer Generated Deadline      REMARKS:
            Aff of Use               DUE DATE: 10/15/2001       INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES OF
 AMERICA                      46300-01     RWS CDB       00001      Registered   74/213750     1746016    12-Jan-2003    0i-Aug-1975
  TICKETMASTER (STYLIZED)     OWNER: TICKETMASTER  CORPORATION                   21-Oct-1991   12-Jan-1993

                              CLASSES: I.C. 35                      REMARKS:

                              GOODS: Accounting services for ticket sales rendered by computer; and, promoting sporting events, musical concerts and other entertainment events, ticket agency services for sporting events, musical concerts and other entertainment events.
ACTION DUE:  Next Renewal       DUE DATE: 1/12/2003      INDICATOR:  Computer Generated Deadline     REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 35
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED States of
  America                     46300-01     RWS CDB       00002      Registered   74/247878     1897084    30-May-2005   14-Dec-1994
  TICKETMASTER 1/2 TIX        OWNER: TICKETMASTER CORPORATION                    20-Feb-1992   30-May-1995

                              CLASSES: I.C. 35                      REMARKS:

                              GOODS: Ticket agencies for sporting events, musical concerts, and other entertainment events.
Action Due: Next Renewal            DUE DATE: 5/30/2005        INDICATOR: Computer Generated  Deadline     REMARKS:
            Aff of Use Period Ends  DUE DATE: 5/30/2001        INDICATOR: Computer Generated Deadline      REMARKS:
            Aff of Use              DUE DATE: 5/30/2000        INDICATOR: Computer Generated Deadline      REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES OF
 AMERICA                      46300-01  RWS CDB   00003    Registered  74/214275           1746017       12-Jan-2003   0l-Jul-1983

  TICKETMASTER AND DESIGN     OWNER: TICKETMASTER CORPORATION                    21-Oct-1991   12-Jan-1993

                              CLASSES: I.C. 35                      REMARKS:

                              GOODS:  Ticket agency services for sporting events, musical concerts and other entertainment events.
ACTION DUE:  Next Renewal     DUE DATE: 1/12/2003    INDICATOR:  Computer Generated    Deadline REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: UNITED STATES OF
  AMERICA                     46300-01   RWS CDB  00003    Cancelled  463208               1312583       01-Jan-2005   01-Jul-1983

   TICKETMASTER AND DESIGN    OWNER: TICKETMASTER CORPORATION         30-Jan-1984          0l-Jan-1985

                              CLASSES:  I.C. 35 & 41                  REMARKS: Cancelled Section 8

                              GOODS: Accounting services for ticket sales rendered by computer; advertising and promotion of public and private events in I.C. 35

                                     Ticket reservation services, including the sale of tickets, for shows and other events in I.C. 41.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 36
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: UNITED STATES OF
  AMERICA                     46300-01     RWS CDB       00035      Pending      75/321034

  TICKETMASTER DIRECT AND     OWNER: TICKETMASTER CORPORATION                    08-Jul-1997
  DESIGN

                              CLASSES:  I.C. 35                 REMARKS: Owner of U S Reg. Nos. 1,096,591; 1,399,799; 1,746,016;
                                                                         ,l,746,017 and others.  No. claim is made to the
                                                                         exclusive right to use DIRECT apart from the mark as shown.

                              GOODS: Marketing services, namely, conducting marketing studies, market analysis, telemarketing, in bound call management, third party phone outsourcing, customer service, and developing integrated marketing campaigns; advertising services, namely, placing, and preparing advertising for others; dissemination of advertising material, and implementing direct mail campaigns; promotional services, namely, developing promotional campaigns for others, and promoting goods and services of others, merchandising services, namely, product merchandising, and business merchandise display services; market research .

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: UNITED STATES OF
  AMERICA                     46300-01     RWS CDB       00034      Pending      75/321034

  TICKETMASTER DIRECT AND     Owner:  Ticketmaster Corporation                   08-Jul-1997
  DESIGN

                              CLASSES: I.C. 35       REMARKS: No. claim is made to the exclusive right to use DIRECT apart from the mark as shown.

                              GOODS: Marketing, advertising, promotional, merchandising and market research services.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES        46300-01  RWS CDB    00003     Registered  74/666991           2012812       29-Oct-2006  09-Nov-1995
 OF AMERICA

  TICKETMASTER LOGO           OWNER: TICKETMASTER CORPORATION            27-Apr-1995         29-Oct-1996

                              CLASSES:  I.C. 39 & 42             REMARKS:

                              GOODS: travel agency services, namely, making reservations and bookings and issuing tickets for transportation in I.C. 39.

                                     travel agency services, namely, making reservations and bookings and issuing tickets for temporary lodging in I.C. 42.

ACTION DUE: Next Renewal      DUE DATE: 10/29/2006   INDICATOR: Computer Generated Deadline    REMARKS:

ACTION DUE: Next Renewal      DUE DATE: 10/29/2006   INDICATOR: Computer Generated Deadline    REMARKS:

            Aff of Use Period
              Ends            DUE DATE: 10/29/2002   INDICATOR: Computer Generated Deadline    REMARKS:

            Aff of Use        DUE DATE: 10/29/2001   INDICATOR: Computer Generated Deadline    REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 37
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: UNITED STATES
  OF AMERICA                  46300-01   RWS CDB   00020     Registered  74/695794           1991124       06-Aug-2006  0I-Feb-1994

  TICKETMASTER MUSIC          OWNER: TICKETMASTER CORPORATION            20-Jun-1995         06-Aug-1996
  SHOWCASE AND DESIGN

                              CLASSES:  I.C. 35 & 41      REMARKS: No. claim is made to the exclusive right to use
                                                                    "Music Showcase" apart from the mark as shown

                              GOODS: organizing and conducting tours and concerns for promoting unsigned musical bands to the trade and public by means of tours and concerts in I.C. 35.

                                     booking concerts for others in I.C. 41

ACTION DUE: Next Renewal      DUE DATE: 8/6/2006    INDICATOR: Computer Generated Deadline   REMARKS:

            Aff of Use
             Period Ends      DUE DATE: 8/6/2002    INDICATOR: Computer Generated Deadline   REMARKS:

            Aff of Use        DUE DATE: 8/6/2001    INDICATOR: Computer Generated Deadline   REMARKS:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UNITED STATES OF
 AMERICA                        46300-01   RWS CDB     00019      Registered 74/686783           1960551    05-Mar-2006  01-Jun-1995
  TICKETMASTER ON-LINE AND      OWNER: TICKETMASTER CORPORATION              09-Jun-1995         05-Mar-1996
  DESIGN
                                CLASSES:  I.C. 35       REMARKS: No. claim is made to the exclusive right to use
                                                                 "online", apart from the mark as shown

                                                                 The mark is lined to indicate the colors blue and yellow.

                                GOODS:     on-line ticket agency services for sporting events, musical concerts and other entertaining

ACTION DUE: Next Renewal        DUE DATE:  3/5/2006  INDICATOR:   Computer Generated Deadline   REMARKS:
            Aff of Use          DUE DATE:  3/5/2002  INDICATOR:   Computer Generated  Deadline  REMARKS:
            Period Ends         DUE DATE:  3/5/2001  INDICATOR:   Computer Generated Deadline   REMARKS:
            Aff of Use
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: UNITED STATES OF
  AMERICA                       46300-01   RWS CDB       00023   Registered     75/167405       2128449   13-Jan-2008   18-Apr-1996
  TICKETS FOR KIDS              OWNER: TICKETMASTER CORPORATION                 17-Sep-1996     13-Jan-1998

  TICKETMASTER AND DESIGN
                                CLASSES: I.C. 35                    REMARKS:

                                GOODS:     Providing tickets for live entertainment events in a civic outreach program to encourage academic accomplishments and civic contributions among youth.

ACTION DUE: Aff of Use          DUE DATE:  1/13/2003       INDICATOR:   Computer Generated Deadline    REMARKS:
            Next Renewal        DUE DATE:  1/13/2008       INDICATOR:   Computer Generated Deadline    REMARKS:
            Period Ends         DUE DATE:  1/13/2004       INDICATOR:   Computer Generated Deadline    REMARKS:
            Aff of Use
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 38
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 39
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: URUGUAY               46300-01   RWS JMM        00001   Pending            274,004
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                      22-Nov-1994

                                CLASSES: I.C. 9 & 35                          REMARKS:

                                GOODS:  Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefore and accounting therefore (I.C. 9).

                                        Ticket agency services, ticket reservation, promotion and sales services accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events (I.C. 35).

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY: UZBEKISTAN            46300-01   RWS              00003    Pending           MBGU95000453

  TICKETMASTER LOGO            OWNER: TICKETMASTER CORPORATION                        1l-Jan-1995

                               CLASSES: I.C. 9, 35                           REMARKS:

                               GOODS:  9: Computerized reservation and ticket issuance machines and apparatus, computer software for reserving seats at musical concerts, shows, and other entertainment and sporting events, for issuing tickets therefor and accounting therefor 35: Ticket agency services, ticket reservation, promotion and sales services, accounting services relating to reservations, tickets and revenues for musical concerts, shows, and other entertainment and sporting events.

ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: VENEZUELA             46300-01   RWS             00001   Published    8340/94
      TICKETMASTER              OWNER: TICKETMASTER CORPORATION                 27-JUN-1994

                                CLASSES:  IC 35                        REMARKS: Published in the Official Industrial
                                                                                Bulletin No. 389 Volume 1, page 119 on 2-20-95.

ACTION DUE: DEADLINE to File    DUE DATE: 12/11/1998 INDICATOR: Due Date        REMARKS:
            (TICKET
            EXPRESS) by
            Ticket Express
            T.E., C.A.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Friday, August 07, 1998                                 TRADEMARK LIST                                                  Page 40
                                                        CLIENT                  APPLICATION         REGISTRATION  RENEWAL  FIRST USE
TRADEMARK                       CLIENT      ATTORNEYS   MATTER #   STATUS       NUMBER/FILING DATE  NUMBER/DATE   DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: VENEZUELA             46300-01   RWS             00001   Published  8339/94
      TICKETMASTER              OWNER: TICKETMASTER CORPORATION               27-Jun-1994

                                CLASSES:  I.C. 9                     REMARKS: Published in the Official Industrial
                                                                              Bulletin No. 389, Volume 1, page 643 on 2-20-95.
ACTION DUE:
------------------------------------------------------------------------------------------------------------------------------------
 COUNTRY: VIETNAM               46300-01   RWS          00003   Registered      N433/9420888               17364   30-Nov-2004
      TICKETMASTER LOGO         OWNER: TICKETMASTER CORPORATION                 30-Nov-1994                19-Jul-1995

                                CLASSES:  I.C. 9, 35, 42           REMARKS:

                                GOODS:  Cl. 9: Computerized reservation and ticket issuance machines and apparatus; computer software for reserving seats at concerts, shows, and other entertainment and sporting events, for issuing tickets therefore and accounting therefore.
                                        Cl. 35: Promotion services; accounting services relating to reservations, tickets and revenues for musical concerts, shows, and sporting events.
                                        Cl. 42  Ticket agency services, ticket reservation, sales services.

ACTION DUE:  Next Renewal       DUE DATE: 11/30/2004      INDICATOR: Computer Generated Deadline        REMARKS:

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                         EXISTING ADVERTISING AGREEMENTS

                                                                                    CALENDAR 1998        CALENDAR 1999
                                                                                    ALLOCATION TO        ALLOCATION TO
    ADVERTISER                 DATE OF AGREEMENT        EXPIRATION DATE                 ONLINE               ONLINE
-------------------            -----------------       ------------------           -------------        --------------
Acura                          June 1, 1998            September 30, 1998                      [*]                   --
Amtrak                         June 16, 1998           September 23, 1998                      [*]                   --
BASEketball                    June 17, 1998           July 31, 1998                           [*]                   --
Bell South                     March 19, 1998          May 12, 1998                            [*]                   --
Bell South                     December 30, 1997       March 31, 1998                          [*]                   --
CD Now                         December 29, 1997       January 31, 1998                        [*]                   --
CD Now                         January 28, 1998        February 28, 1998                       [*]                   --
City Search                    April 18, 1997          June 30, 1998                           [*]                   --
Columbia Tri-Star              December 19, 1997       February 6, 1998                        [*]                   --
Columbia Tri-Star              March 19, 1998          April 24, 1998                          [*]                   --
Columbia Tri-Star              May 29, 1998            July 17, 1998                           [*]                   --
Columbia Tri-Star              August 7, 1998          August 21, 1998                         [*]                   --
ESPN Sportszone                June 1, 1998            December 31, 1998                       [*]*                  --
eToys                          June 1, 1998            June 23, 1998                           [*]                   --
Excite                         June 3, 1997            June 30, 1998                            --                   --
Ford Motor Media               December 17, 1997       January 31, 1998                        [*]                   --
Ford Motor Media               January 30, 1998        April 30, 1998                          [*]                   --
Ford Motor Media               March 26, 1998          June 30, 1998                           [*]                   --
Ford Motor Media               July 1, 1998            September 30, 1998                      [*]                   --
Gap, The                       November 12, 1997       May 15, 1998                            [*]                   --
Gibson Guitars                 March 9, 1998           March 24, 1998                          [*]                   --
Infoseek                       August 3, 1998          August 16, 1998                         [*]                   --
Intel                          July 2, 1998            July 15, 1998                           [*]                   --
Internet Shopping Network      May 12, 1998            May 31, 1998                            [*]                   --
Jam TV                         June 8, 1997            June 30, 1999                            --                   --
Kenwood                        August 3, 1998          October 31, 1998                        [*]                   --
Lexus                          April 1, 1998           May 10, 1998                            [*]                   --
Lexus                          April 1, 1998           May 31, 1998                            [*]                   --
Los Angeles Times              September 11, 1997      August 31, 1998                          --                   --
Mastercard                     October 23, 1995        November 30, 2000                       [*]**
Microsoft                      June 9, 1998            September 23, 1998                      [*]                   --
Music Boulevard                January 14, 1998        February 15, 1998                       [*]                   --
Music Boulevard                February 11, 1998       March 16, 1998                          [*]                   --
N2K                            April 23, 1998          April 30, 2000                          [*]                  [*]
Nabisco                        June 16, 1998           August 16, 1998                         [*]                   --
Nestle (Stouffers)             October 23, 1997        May 31, 1998                            [*]                   --
NY Times                       November 4, 1997        One year from availability               --                   --
Pillsbury                      December 11, 1997       February 28, 1998                       [*]                   --
Red Lobster                    July 27, 1998           August 10, 1998                         [*]                   --
Sonicnet                       February 13, 1998       March 31, 1998                          [*]                   --
Sprint                         September 19, 1996      August 31, 2001                         [*]              pending
Sprint (May Movie Promo)       May 4, 1998             June 7, 1998                            [*]                   --

------------
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                                    CALENDAR 1998        CALENDAR 1999
                                                                                    ALLOCATION TO        ALLOCATION TO
    ADVERTISER                 DATE OF AGREEMENT        EXPIRATION DATE                 ONLINE               ONLINE
-------------------            -----------------       ------------------           -------------        --------------
Tangueray                      May 26, 1998            June 30, 1998                           [*]                   --
Tribune Interactive            November 16, 1997       November 30, 1998                       [*]                   --
UBL                            March 17, 1998          March 31, 1999                          [*]                  [*]
UPS                            October 28, 1998        October 27, 1999                        [*]                  [*]
Yahoo!                         June 1, 1998            August 13, 1999                         [*]                  [*]

 *       Potential to earn $[*] based upon amount of click thrus.
** Represents [*]% of the monthly pro rata revenue from the annual MasterCard Sponsorship Agreement, net of costs to venues. The amount reflected in this schedule represents allocations from August 1998 (the projected start of the merged entity) through October 1998 (the end of the existing MasterCard Agreement), (i.e., $[*] - $[*] = $[*] / [*] = $[*] / [*] * [*] = [*]).

--------------
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

23. Joint Development Agreement between Ticket New Ventures, Ltd. and CIE Internatcional, S.A. de C.V. dated June 27, 1997

24. Joint Venture Agreement between Ticketmaster Australasia Holdings Inc. and Victorian Arts Centre Trust dated June 16, 1995.

25. Shareholders Agreement among CANAL+ SA, Ticketmaster Ticketing Co., Inc., in the name and on behalf of Ticketmaster France Holdings, Co., and Ticketmaster Ticketing Co., Inc., dated April 30, 1998.

26. Joint Venture Agreement between Ticketmaster Bass Australasia Holdings Pty Ltd. and Ticketmaster Australasia Investments Pty Ltd. dated December 1, 1995

                                   EXHIBIT H


                      CONTRACTS PROVIDING FOR FEE SHARING


1. Content Manager Agreement between Ticket Corp. and Intel Corporation dated February 12, 1998

2. Development and Services Agreement with Starwave Corporation dated June 28, 1996

3. Cross-promotional, marketing, advertising and retail agreement with N2K Inc. dated April 23, 1998

4. Content License, Promotion and Link Agreement with Yahoo!, Inc. dated June 1, 1998

5.   Cross-promotional agreement with Knight Ridder New Media dated October 15,
     1997

6. Cross-promotional agreement with Tribune Interactive, Inc. dated November 18, 1997

7. Cross-promotional agreement with The New York Times Electronic Media Company dated November 4, 1997

8. Joint promotional agreement with The Los Angeles Times, a division of The Times Mirror Company dated September 11, 1997

9.   Cross-promotional agreement with JAM TV Corp. dated June 6, 1997

10. Distribution Agreement with Universal Studios Online, Inc. dated December 17, 1997

11. Cross-promotional agreement with DR Partners d/b/a Las Vegas Review Journal dated March 6, 1998